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                                                                     Exhibit 4.4



                 AMENDED AND RESTATED SERIES 1999-1 SUPPLEMENT

                           dated as of June 30, 2000

                                     to the

                                BASE INDENTURE,
                           dated as of April 30, 1996

                                    between

               NATIONAL CAR RENTAL FINANCING LIMITED PARTNERSHIP,
                                 as the Issuer

                             THE BANK OF NEW YORK,
                                 as the Trustee


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                                                                 EXECUTION COPY

                  AMENDED AND RESTATED SERIES 1999-1 SUPPLEMENT, dated as of June 30, 2000 (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof, this "SUPPLEMENT"), between NATIONAL CAR RENTAL FINANCING LIMITED PARTNERSHIP, a special purpose Delaware limited partnership ("NFLP"), and THE BANK OF NEW YORK, a New York banking corporation, as trustee (together with its successors in trust under the Base Indenture referred to below as provided thereunder, the "TRUSTEE"), to the Base Indenture, dated as of April 30, 1996, between NFLP and the Trustee (as amended by the Supplement and Amendment to Base Indenture dated as of December 20, 1996, between NFLP and the Trustee, and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and in effect, exclusive of Supplements creating a new Series of Notes, the "BASE INDENTURE").

                             PRELIMINARY STATEMENT

                  WHEREAS, pursuant to SECTION 2.2 and 12.1 of the Base Indenture, the parties hereto have entered into that certain Series 1999-1 Supplement, dated as of February 26, 1999 (the "ORIGINAL SERIES 1999-1 SUPPLEMENT") for the purpose of issuing the Series 1999-1 Notes (as defined herein);

                  WHEREAS, AutoNation, Inc. (f/k/a Republic Industries, Inc.) ("AUTONATION") and ANC Rental Corporation ("ANC") are party to that certain Separation and Distribution Agreement, dated as of June 30, 2000 (the "SEPARATION AND DISTRIBUTION AGREEMENT"), pursuant to which AutoNation is separating its automotive rental business so that all of the assets and liabilities of its automotive rental business will be owned and assumed by ANC;

                  WHEREAS, SECTION 8.7 of the Original Series 1999-1 Supplement provides that the Original Series 1999-1 Supplement may be amended in accordance with the terms of the Base Indenture;

                  WHEREAS, SECTION 12.2 of the Base Indenture permits NFLP and the Trustee with the consent of the Rating Agencies, National, any applicable Enhancement Provider and the Requisite Investors (such term and other capitalized terms used but not defined herein shall have the meanings specified in SCHEDULE 1 to the Base Indenture), to enter into one or more indentures supplemental to the Base Indenture;

                  WHEREAS, the parties hereto desire to amend and restate the Original Series 1999-1 Supplement in order to, among other things, provide for the replacement of AutoNation with ANC as the Servicer and Guarantor under the Base Leases, as Master Servicer under the Master Collateral Agency Agreement and as issuer of the Series 1999-1 Demand Note.

                  NOW, THEREFORE, in consideration of the premises and of the agreements herein contained, and for due and adequate consideration, which the parties hereto hereby acknowledge, the parties hereto hereby agree that the Original Series 1999-1 Supplement shall be and hereby is amended and restated in its entirety to read as follows:


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                                   ARTICLE 1

                                  DESIGNATION

                  There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Supplement and such Series of Notes shall be designated generally as Variable Funding Rental Car Asset Backed Notes, Series 1999-1.

                  The proceeds from the sale of the Series 1999-1 Notes (as defined herein) and the proceeds from any Increase (as defined herein) shall be deposited in the Series 1999-1 Collection Account and shall be available to NFLP and used to (i) acquire, finance or refinance Eligible Vehicles for leasing under the Group I Lease, (ii) finance or refinance Eligible Receivables and (iii) make payments in reduction of the Invested Amount of other Group I Notes.

                  As described herein, the Series 1999-1 Notes will share an undivided interest in certain collateral which may also secure other Group I Notes, if any. The Series 1999-1 Notes will not share in the collateral securing the Series 1996-1 Notes, and none of the Series 1996-1 Notes or any other Series of Notes that are not Group I Notes will share in the collateral securing the Series 1999-1 Notes. All references in this Supplement to "all" Series of Notes (and all references in this Supplement to terms defined in the Base Indenture that contain references to "all" Series of Notes) shall refer to all Series of Group I Notes and not any other Series of Notes.

                                   ARTICLE 2

                                  DEFINITIONS

                  Section 2.1. DEFINITIONS.

                  (a) Capitalized terms used but not defined herein (including the PREAMBLE and the RECITALS hereto) shall have the meanings assigned to such terms in (a) the Definitions List attached hereto as Annex A, as such Definitions List may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof, and (b) the Definitions List attached as Schedule 1 to the Base Indenture, as such Definitions List may be further amended, supplemented, restated or otherwise modified from time to time in accordance with the terms of the Base Indenture, provided that to the extent, if any, that any capitalized term used but not defined herein has a meaning assigned to such term in both of the lists referred to above, then, for purposes of this Supplement and the Base Indenture as it relates to the Series 1999-1 Notes, the meaning assigned to such term in the Definitions List attached hereto as Annex A as in effect shall apply.



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                  (b) For purposes of the Series 1999-1 Notes, any reference in the Base Indenture to (i) the term "Required Asset Amount" shall be deemed to be a reference to the Group I Required Asset Amount, (ii) the term "Collateral" shall be deemed to be a reference to the Group I Collateral, (iii) the term "NFLP Agreements" shall be deemed to be a reference to the Collateral Agreements, (iv) the term "Lease" shall be deemed to be a reference to the Group I Lease and (v) the term "Aggregate Invested Amount" shall be deemed to be a reference to the Aggregate Group I Invested Amount, (vi) the term
"Eligible Manufacturer" shall be deemed to be a reference to a Manufacturer and
(vii) the term "Eligible Manufacturer Program" shall be deemed to be a reference to a Manufacturer Program.

                  (c) Unless otherwise stated herein, each capitalized term used or defined herein shall relate only to the Series 1999-1 Notes and not to any other Series of Notes issued by NFLP.

                  Section 2.2. CROSS REFERENCES. Article, Section or Subsection references herein shall refer to Articles, Sections or Subsections of the Base Indenture, except as otherwise provided herein.

                                   ARTICLE 3

                                    SECURITY

                  Section 3.1. GRANT OF SECURITY INTEREST.

                  (a) To secure the NFLP Obligations, NFLP hereby pledges, assigns, conveys, delivers, transfers and sets over to the Trustee, for the benefit of the Group I Noteholders (the "SECURED PARTIES"), and hereby grants to the Trustee, for the benefit of the Secured Parties, a security interest in all of NFLP's right, title and interest in and to all of the following assets, property and interests in property, whether now owned or hereafter acquired or created, together with the portion of the Master Collateral with respect to which the Trustee is named as a Beneficiary (all of such right, title and interest being referred to as the "GROUP I COLLATERAL"):

                           (i) the Collateral Agreements, including, without
                  limitation, all monies due and to become due to NFLP from any Lessee or the Servicer under or in connection with the Collateral Agreements, whether payable as fees, expenses, costs, indemnities, insurance recoveries, damages for the breach of any of the Collateral Agreements or otherwise, all security for amounts payable thereunder and all rights, remedies, powers, privileges and claims of NFLP against any other party under or with respect to the Collateral Agreements (whether arising pursuant to the terms of such Collateral Agreements or otherwise available to NFLP at law or in equity), the right to enforce any of the Collateral Agreements as provided herein and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Collateral Agreements or the obligations of any party thereunder; and



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                           (ii) all right, title and interest of NFLP in, to
                  and under the Receivables Trust Agreement, the Beneficial Interest and the right to receive all distributions and payments pursuant thereto and in respect thereof; and

                           (iii) (a) the Group I Collection Account, (b) all
                  funds on deposit therein from time to time, (c) all certificates and instruments, if any, representing or evidencing any or all of the Group I Collection Account or the funds on deposit therein from time to time, and (d) all Permitted Investments made at any time and from time to time with the moneys in the Group I Collection Account or any administrative subaccount thereof (including income thereon); and

                           (iv) all right, title and interest of NFLP in, to
                  and under the Master Collateral Agency Agreement with respect to the portion of the Master Collateral for which NFLP is designated as a Financing Source and the Trustee (on behalf of the Secured Parties) is designated as a Beneficiary thereunder; and

                           (v) all right, title and interest of NFLP in, to and
                  under all Eligible Receivables from time to time financed by NFLP hereunder;

                           (vi) all additional property that may from time to
                  time hereafter (pursuant to the terms of any Supplement or otherwise) be subjected to the grant and pledge hereof by NFLP or by anyone on its behalf; and

                           (vii) all proceeds, products, rents or profits of
                  any and all of the foregoing including, without limitation, payments under insurance (whether or not the Master Collateral Agent or the Trustee is the loss payee thereof) or Vehicle warranties and cash, but excluding Excluded Payments and payments under rental agreements with customers of any Lessee.

The Group I Collateral shall secure the Group I Notes equally and ratably without prejudice, priority or distinction. No Person other than the Secured Parties will be entitled to the benefit of any of the Group I Collateral.

                  (b) To secure the NFLP Obligations with respect to the Group I Notes, NFLP hereby confirms the grant, pledge, hypothecation, assignment, conveyance, delivery and transfer to the Receivables Trustee under the Receivables Trust Agreement, in exchange for the Beneficial Interest, of all NFLP's right, title and interest in, to, under and in respect of the Lease Payment Rights and the Manufacturer Payment Rights (other than Excluded Payments).

                  (c) To secure the NFLP Obligations with respect to the Group I Notes, NFLP hereby confirms the grant, pledge, hypothecation, assignment, conveyance, delivery and transfer to the Master Collateral Agent under the Master Collateral Agency Agreement for the benefit of the Trustee (on behalf of the Secured Parties) of a continuing first priority perfected Lien on all right, title and interest of NFLP in, to and under all the Master Collateral.



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                  (d) The foregoing grant is made in trust to secure the NFLP
Obligations and to secure compliance with the provisions of the Base Indenture and this Supplement, all as provided m the Base Indenture and this Supplement. The Trustee, as trustee on behalf of the Secured Parties, acknowledges such grant, accepts the trusts under the Base Indenture and this Supplement in accordance with the provisions of the Base Indenture and this Supplement and agrees to perform its duties required in the Base Indenture and this Supplement to the best of its abilities to the end that the interests of the Secured Parties may be adequately and effectively protected.

                                   ARTICLE 4

                INITIAL ISSUANCE AND INCREASES AND DECREASES OF
              SERIES 1999-1 INVESTED AMOUNT OF SERIES 1999-1 NOTES

                  Section 4.1. ISSUANCE IN DEFINITIVE FORM. The Series 1999-1 Notes will be issued in fully registered form without interest coupons, substantially in the form set forth in EXHIBIT A hereto, and will be sold to ARG and shall be duly executed by NFLP and authenticated by the Trustee in the manner set forth in SECTION 2.4 of the Base Indenture. Other than in accordance with the ARG Indenture, the Series 1999-1 Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by ARG. The Series 1999-1 Note shall bear a face amount equal to the Series 1999-1 Maximum Invested Amount, and shall be initially issued in a principal amount equal to the Series 1999-1 Initial Invested Amount. The Trustee shall, or shall cause the Note Registrar to, record any Increases or Decreases with respect to the Series 1999-1 Invested Amount such that the principal amount of the Series 1999-1 Notes Outstanding accurately reflects all such Increases and Decreases.

                  Section 4.2. PROCEDURE FOR INCREASING THE INVESTED AMOUNT.

                  (a) Subject to satisfaction of the conditions precedent set forth in SUBSECTION(B) of this SECTION 4.2, (i) on the Series 1999-1 Closing Date, NFLP may issue Series 1999-1 Notes in the initial principal amount equal to the Series 1999-1 Initial Invested Amount and (ii) on any Business Day during the Series 1999-1 Revolving Period, NFLP may increase the Series 1999-1 Invested Amount (each such increase referred to as an "INCREASE") in order to, upon request by a Lessee (or the Servicer, on its behalf), acquire, finance the acquisition of or refinance Eligible Vehicles for leasing under the Group I Lease or finance Eligible Receivables hereunder or under the Group I Lease. NFLP may effect an Increase, upon receipt of confirmation from ARG of the availability of funds under the ARG Indenture in an amount equal to such Increase, by issuing, at par, additional principal amounts of the Series 1999-1 Notes. Proceeds from the initial issuance of the Series 1999-1 Notes and from any Increase shall be deposited into the Group I Collection Account and allocated in accordance with ARTICLE 5 hereof. Upon each Increase, the Trustee shall, or shall cause the Registrar to, indicate in the Note Register such Increase.



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                  (b) The initial Series 1999-1 Notes will be issued on the
Series 1999-1 Closing Date and the Series 1999-1 Invested Amount may be increased on any Business Day during the Series 1999-1 Revolving Period, in each case pursuant to SUBSECTION (A) above only upon satisfaction of each of the following conditions (as evidenced by an Officers' Certificate delivered by NFLP to the Trustee) with respect to such initial issuance and each proposed
Increase:

                           (i) the amount of such issuance or Increase shall be
                  equal to or greater than $100,000;

                           (ii) after giving effect to such issuance or
                  Increase, the Series 1999-1 Invested Amount shall not exceed the Series 1999-1 Maximum Invested Amount;

                           (iii) after giving effect to such issuance or
                  Increase and the application of the proceeds thereof, no Series 1999-1 Enhancement Deficiency shall exist;

                           (iv) after giving effect to such issuance or
                  Increase and the application of the proceeds thereof, the amount of the Series 1999-1 Demand Note shall not be less than the amount referred to in SECTION 8.9 of this Supplement at such time;

                           (v) No Amortization Event or Potential Amortization
                  Event with respect to the Series 1999-1 Notes, Liquidation Event of Default or Series 1999-1 Limited Liquidation Event of Default with respect to the Series 1999-1 Notes shall have occurred or be continuing;

                           (vi) such issuance or Increase or application of the
                  proceeds thereof shall not result in the occurrence of (a) an Amortization Event, a Liquidation Event of Default or a Series 1999-1 Limited Liquidation Event of Default or (b) an event or occurrence, which, with the passing of time or the giving of notice thereof, or both, would become an Amortization Event, a Liquidation Event of Default or a Series 1999-1 Limited Liquidation Event of Default;

                           (vii) such issuance or Increase and the application
                  of the proceeds thereof shall not result in the occurrence of an ARG Amortization Event with respect to any series of ARG Notes or an event or occurrence, which, with the passing of time or the giving of notice thereof, or both, would become an ARG Amortization Event with respect to any series of ARG Notes;

                           (viii) all conditions precedent to the acquisition
                  of additional Vehicles or refinancing of Eligible Receivables under the Group I Lease or the refinancing of Eligible Receivables hereunder shall have been satisfied;

                           (ix) the Master Collateral Agent shall have
                  previously received executed counterparts of the Assignment Agreements related to the assignment of rights under each Manufacturer Program under which Program Vehicles designated in the applicable Vehicle Order will be or have been



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                  purchased and are proposed to be included in the Aggregate
                  Asset Amount, duly executed by the applicable Lessee, NFLP, the Master Collateral Agent and each applicable Manufacturer;

                           (x) the Master Collateral Agent shall have
                  previously received a copy of each Manufacturer Program under which Program Vehicles designated in the applicable Vehicle Order will be or have been purchased and are proposed to be included in the Aggregate Asset Amount and an Officer's Certificate duly executed by an Authorized Officer of the applicable Lessee certifying that each such copy is true, correct and complete as of such date;

                           (xi) notice of such Increase shall have been
                  delivered to ARG and the Trustee;

                           (xii) all representations and warranties set forth
                  in Article 7 of the Base Indenture and in SECTION 23 of the Group I Lease shall be true and correct (in all material respects to the extent any such representations and warranties do not incorporate a materiality limitation in their terms) on such date (except to the extent such representations and warranties relate to an earlier date, in which case, such representations and warranties shall be true and correct as of such earlier date);

                           (xiii) (a) on the Series 1999-1 Closing Date, the
                  Lessees shall have delivered to the Trustee the original Counterpart No. 1 of the Group I Lease (as set forth on the cover page and signature page of the Group I Lease) and (b) on the date of any Increase the Trustee shall have in its possession the original of Counterpart No. 1 of the Group I Lease (as set forth on the cover page and signature page of the Group I Lease); and

                           (xiv) if any portion of the proceeds thereof are to
                  be applied to refinance Eligible Receivables owned by NFLP, NFLP or a Lessee shall have prepared or shall have caused to be prepared a Refinanced Vehicle Schedule concerning such Eligible Receivables and delivered such Refinanced Vehicle Schedule to the Master Collateral Agent and the Trustee.

                  Section 4.3. PROCEDURE FOR DECREASING THE SERIES 1999-1 INVESTED AMOUNT. On any Business Day, NFLP may decrease the Series 1999-1 Invested Amount (each such decrease referred to as a "DECREASE") by withdrawing from the Series 1999-1 Excess Collection Account and distributing to the Series 1999-1 Noteholder in respect of principal on the Series 1999-1 Notes, an amount equal to the amount of such Decrease in accordance with SECTION 5.4(B). Upon each Decrease, the Trustee shall, or shall cause the Registrar to indicate in the Note Register such Decrease. The amount of any Decrease shall not exceed the amount on deposit in the Series 1999-1 Excess Collection Account and available for distribution to Series 1999-1 Noteholder in respect of principal on the Series 1999-1 Notes.


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                                   ARTICLE 5

                           SERIES 1999-1 ALLOCATIONS

                  Section 5.1. ESTABLISHMENT OF GROUP I COLLECTION ACCOUNT AND
                               SUBACCOUNTS THEREOF; COLLECTIONS.

                  (a) The Trustee will establish and maintain a segregated trust account for the benefit of the Group I Noteholders (the "GROUP I COLLECTION ACCOUNT"). The Trustee shall possess all right, title and interest in all moneys, instruments, securities and other property on deposit from time to time in the Group I Collection Account and the proceeds thereof for the benefit of the Secured Parties. The Group I Collection Account shall be under the sole dominion and control of the Trustee for the benefit of the Secured Parties. The Group I Collection Account shall be maintained (i) with a Qualified Institution or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Group I Collection Account; PROVIDED that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depository institution or trust company shall be reduced to below BBB-by S&P or Baa3 by Moody's, then the Trustee shall, within 30 days of such reduction, establish a new Group I Collection Account with a new Qualified Institution or a new segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Group I Collection Account. If the Group I Collection Account is not maintained in accordance with the previous sentence, then, within 10 Business Days after obtaining knowledge of such fact, the Trustee shall establish a new Group I Collection Account which complies with such sentence and transfer into the new Group I Collection Account all cash and investments from the non-qualifying Group I Collection Account. Initially, the Group I Collection Account will be established with The Bank of New York. All Collections allocable to the Group I Notes shall be allocated to the Group I Collection Account.

                  (b) The Trustee will establish and maintain three Administrative Subaccounts within the Group I Collection Account for the benefit of the Series 1999-1 Noteholder: the Series 1999-1 Collection Account (such Administrative Subaccount, the "SERIES 1999-1 COLLECTION ACCOUNT"), the Series 1999-1 Accrued Interest Account (such Administrative Subaccount, the "SERIES 1991-1 ACCRUED INTEREST ACCOUNT") and the Series 1999-1 Excess Collection Account (such Administrative Subaccount, the "SERIES 1999-1 EXCESS COLLECTION ACCOUNT"). NFLP shall instruct the institution maintaining the Group I Collection Account to invest funds on deposit in the Group I Collection Account (including any administrative subaccounts thereof) at all times in Permitted Investments selected by NFLP (by standing instructions or otherwise); PROVIDED, HOWEVER, that investments of amounts allocated to the Series 1999-1 Excess Collection Account shall mature no later than the Business Day following the date on which such funds were invested and investments of all other amounts on deposit in the Group I Collection Account shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were so invested, except for any Permitted Investment held in the Group I Collection Account (including any administrative subaccounts thereof) which is in an investment made by the Trustee, in which event such investment may mature on such Distribution Date so long as such funds shall be available for



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withdrawal on or prior to such Distribution Date. All such Permitted
Investments will be credited to the Group I Collection Account and any such Permitted Investments that constitute (i) Physical Property (and that is not either a United States Security Entitlement or a Security Entitlement) shall be delivered to the Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held by the Trustee pending maturity or disposition;
(ii) United States Security Entitlements or Security Entitlements shall be Controlled by the Trustee pending maturity or disposition, and (iii) Uncertificated Securities (and not United States Security Entitlements) shall be delivered to the Trustee in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Trustee pending maturity or disposition. The Trustee shall, at the expense of NFLP, take such action as is required to maintain the Trustee's security interest in the Permitted Investments credited to the Group I Collection Account. In the absence of written investment instructions hereunder, funds on deposit in the Group I Collection Account shall remain uninvested. Neither NFLP nor the Trustee shall dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Permitted Investment.

                  (c) Until this Supplement is terminated, NFLP shall, and the Trustee is authorized to, cause all Collections due and to become due to NFLP or the Trustee, as the case may be, (i) under or in connection with the Master Collateral for which NFLP is designated as a Financing Source and the Trustee is designated as a Beneficiary under the Master Collateral Agency Agreement (including, without limitation, amounts due from Manufacturers and related auction houses under their Manufacturer Programs with respect to Vehicles other than Exchanged Vehicles but excluding amounts representing the proceeds from sales of Vehicles by any Lessee or the Lessor to third parties other than the Manufacturers, warranty payments and insurance proceeds) to be paid directly to the Master Collateral Agent for deposit into the Master Collateral Account;
(ii) with respect to amounts representing the proceeds from sales of Vehicles (other than Exchanged Vehicles) by any Lessee or the Lessor to third parties other than the Manufacturers to be deposited by such Lessee or the Lessor, as the case may be, within two Business Days of its receipt thereof into the Master Collateral Account or the Group I Collection Account; (iii) under the Group I Lease to be paid directly to the Trustee for deposit into the Group I Collection Account; and (iv) from any other source (other than Collections excluded under CLAUSE (I) above) to be paid either (a) directly into the Group I Collection Account at such times as such amounts are due or (b) by any Lessee or the Lessor, as the case may be, into the Group I Collection Account within two Business Days of its receipt thereof (and, in each case, NFLP represents to the Secured Parties that it has instructed the Lessees, the Servicer, the Manufacturers, and any other source of Collections, as applicable, to so remit such amounts). Upon the occurrence and during the continuance of an Amortization Event, Potential Amortization Event or Affiliate Issuer



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Liquidation Event, insurance proceeds and warranty payments (with respect to
Vehicles other than Exchanged Vehicles) will be deposited in the Master Collateral Account within two Business Days of their receipt by any Lessee, the Lessor or the Servicer, as applicable; PROVIDED, HOWEVER, upon the delivery of an Officer's Certificate of the Servicer to the Trustee (upon which it may conclusively rely) certifying (i) that a Vehicle for which insurance proceeds or warranty payments (which are not Excluded Payments), as the case may be, have been received in the Group I Collection Account has been repaired and (ii) as to the dollar amount of such repairs, the Trustee shall release to the Lessee thereof insurance proceeds or warranty payments, as the case may be, in such dollar amount (to the extent not previously applied hereunder). NFLP agrees that if any such monies, instruments, cash or other proceeds shall be received by NFLP in an account other than the Master Collateral Account and the Group I Collection Account or in any other manner, such monies, instruments, cash and other proceeds will not be commingled by NFLP with any of its other funds or property, if any, but will be held separate and apart therefrom and shall be held in trust by NFLP for, and immediately paid over to, but in any event within two Business Days from receipt, the Trustee or the Master Collateral Agent, as applicable, with any necessary endorsement. All amounts on deposit in the Master Collateral Account shall be allocated and distributed to the Trustee and other Beneficiaries as provided in the Master Collateral Agency Agreement. All monies, instruments, cash and other proceeds received by the Trustee pursuant to this Supplement (including amounts received from the Master Collateral Agent) shall be immediately deposited in the Group I Collection Account and shall be applied as provided in this ARTICLE 5. Notwithstanding the foregoing, to the extent that the aggregate amount of proceeds received in the Group I Collection Account with respect to any Financed Vehicle exceeds the Termination Value of such Vehicle, the Trustee shall, upon the written direction (on which it may conclusively rely) of NFLP delivered by 12:00 noon (New York City time) on a Business Day, release such excess to the Lessee thereof on such Business Day, or, if such written direction is received by the Trustee after 12:00 noon (New York City time) on a Business Day, on the next succeeding Business Day.

                  Section 5.2. ALLOCATIONS WITH RESPECT TO THE SERIES 1999-1 NOTES. The proceeds from the issuance of the Series 1999-1 Notes will be deposited into the Group I Collection Account. On the Series 1999-1 Closing Date and each Business Day on which proceeds from any Increase or Collections are deposited into the Group I Collection Account (each such date, a "SERIES 1999-1 DEPOSIT DATE"), the Servicer will direct the Trustee in writing to allocate all amounts deposited into the Group I Collection Account in accordance with the provisions of this SECTION 5.2:

                  (a) ALLOCATIONS OF COLLECTIONS DURING THE SERIES 1999-1 REVOLVING PERIOD. During the Series 1999-1 Revolving Period, the Servicer will direct the Trustee m writing to allocate, prior to 12:00 noon (New York City time) on each Series 1999-1 Deposit Date, all amounts deposited into the Group I Collection Account as set forth below:

                           (i) allocate to the Series 1999-1 Collection Account
                  an amount equal to the Series 1999-1 Invested Percentage (as of such day) of the aggregate amount of Interest Collections



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

                  on such day. All such amounts allocated to the Series 1999-1 Collection Account shall be further allocated to the Series 1999-1 Accrued Interest Account; and

                           (ii) allocate to the Series 1999-1 Excess Collection
                  Account an amount equal to the sum of (A) the Series 1999-1 Invested Percentage (as of such day) of the aggregate amount of Principal Collections on such day (for any such day, the "SERIES 1999-1 PRINCIPAL ALLOCATION") plus (B) the proceeds from the issuance of the Series 1999-1 Notes and from any Increase, which amounts may be applied to make a Decrease in accordance with SECTIONS 4.3 and 5.4(B).

                  (b) ALLOCATIONS DURING THE SERIES 1999-1 RAPID AMORTIZATION PERIOD. With respect to the Series 1999-1 Rapid Amortization Period, the Servicer will direct the Trustee in writing to allocate, prior to 12:00 noon (New York City time) on any Series 1999-1 Deposit Date, all amounts deposited into the Group I Collection Account as set forth below:

                           (i) allocate to the Series 1999-1 Collection Account
                  an amount determined as set forth in SECTION 5.2(A)(I) above for such day, which amount shall be further allocated to the Series 1999-1 Accrued Interest Account; and

                           (ii) allocate to the Series 1999-1 Collection
                  Account an amount equal to the Series 1999-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Series 1999-1 Notes until the Series 1999-1 Invested Amount has been reduced to zero.

                  (c) SERIES 1999-1 EXCESS COLLECTION ACCOUNT. Amounts allocated to the Series 1999-1 Excess Collection Account on any Series 1999-1 Deposit Date will be first, used to pay the ARG Mandatory Prepayment Amount pursuant to SECTION 5.4(C) of this Supplement, second, used to pay the principal amount of any other Series of Group I Notes that are then required to be paid under the Base Indenture, as supplemented by the Supplement relating to such Series of Group I Notes, third, used, at the option of NFLP, to make a Decrease in accordance with SECTION 4.3 and 5.4(B) of this Supplement, and fourth, any remaining funds may be released to NFLP and used by NFLP to finance Eligible Receivables hereunder or to acquire, refinance or finance the acquisition of Eligible Vehicles or finance Eligible Receivables under, and in accordance with the terms of, the Group I Lease or for any other purpose, in each case, only to the extent that no Series 1999-1 Enhancement Deficiency would result from, or exist after, the release of such funds to NFLP. NFLP may transfer funds to the Trustee for deposit in the Series 1999-1 Excess Collection Account on any Business Day. Upon receipt of any such funds, the Trustee shall deposit them in the Series 1999-1 Excess Collection Account. Upon the occurrence of a Termination Event, funds allocated to the Series 1999-1 Excess Collection Account will be allocated as Principal Collections by the Trustee to the Series 1999-1 Collection Account and applied to reduce the Series 1999-1 Invested Amount on the immediately succeeding Distribution Date. Prior to financing Eligible Receivables with funds released from the Series 1999-1 Excess Collection Account, NFLP shall prepare or cause to be prepared a

Refinanced Vehicle Schedule concerning such Eligible Receivables and deliver or cause to be delivered such Refinanced Vehicle Schedule to the Master Collateral Agent and the Trustee.

                  Section 5.3. PAYMENTS TO SERIES 1999-1 NOTEHOLDER. On each Determination Date, as provided below, the Servicer shall instruct the Trustee in writing to withdraw, and on the following Distribution Date the Trustee, acting in accordance with such instructions, shall withdraw the amounts required to be withdrawn from the Group I Collection Account pursuant to SECTIONS 5.3(A) and (B) below in respect of all funds available from Interest Collections processed since the preceding Distribution Date and allocated to the Series 1999-1 Noteholder (less any portion thereof paid to the Series 1999-1 Noteholder during such period pursuant to SECTION 5.3(C) below).

                  (a) NOTE INTEREST WITH RESPECT TO THE SERIES 1999-1 NOTES. On each Determination Date, the Servicer shall instruct the Trustee in writing as to the amount to be withdrawn and paid pursuant to this SECTION 5.3(A) from amounts allocated to the Series 1999-1 Accrued Interest Account to the extent funds are anticipated to be available from Interest Collections allocable to the Series 1999-1 Notes processed from but not including the preceding Distribution Date through and including the succeeding Distribution Date in respect of (x) first, an amount equal to interest accrued on the Series 1999-1 Notes during the Series 1999-1 Interest Period ending on the day preceding such succeeding Distribution Date which will be equal to the product of (i) the Series 1999-1 Note Rate for such Series 1999-1 Interest Period and (ii) the average daily Series 1999-1 Invested Amount during such Series 1999-1 Interest Period, and (y) then, an amount equal to the amount of any unpaid Deficiency Amounts, as of the preceding Distribution Date (together with any accrued interest on such Deficiency Amounts). If the amount available to pay the amounts described in CLAUSES (X) and (Y) of the preceding sentence of this
Section 5.3(a) is insufficient to pay such amounts on any Distribution Date, payments of interest to the Series 1991-1 Noteholder will be reduced by the amount of such deficiency. The amount, if any, of such deficiency on any Distribution Date shall be referred to as the "DEFICIENCY AMOUNT." Interest shall accrue on the Deficiency Amount for each Series 1999-1 Interest Period at the Series 1999-1 Note Rate for such Series 1999-1 Interest Period. On the following Distribution Date, the Trustee shall, as instructed above, withdraw an amount equal to the accrued interest on the Series 1999-1 Notes (as determined above) and the Deficiency Amount, if any (together with accrued interest thereon), from the Series 1999-1 Accrued Interest Account and pay such amounts to the Series 1999-1 Noteholder in accordance with SECTION 6.1 of the Base Indenture. If the Deficiency Amount (together with interest thereon) is not paid in full within five (5) days, an Amortization Event with respect to the Series 1999-1 Notes shall occur in accordance with clause (a) of SECTION
9.1 of the Base Indenture.

                  (b) BALANCE. On each Distribution Date, the Servicer shall instruct the Trustee in writing to pay the balance (after making the payments required in SECTION 5.3(A) of this Supplement), if any, of the Interest Collections allocated to the Series 1999-1 Noteholder since the preceding Distribution Date (less any portion thereof paid to the Series 1999-1 Noteholder during such period pursuant to SECTION 5.3(c) below) as follows:

                           (i) on each Distribution Date during the Series
                  1999-1 Revolving Period, (1) first, to the Servicer, in an amount equal to the Series Monthly Servicing Fee with respect to the Series 1999-1 Notes payable by NFLP pursuant to
                  SECTION 26.1 of the Group I Lease on such Distribution Date,
                  (2) second, to the Trustee, in an amount equal to the Group I Percentage with respect to the Series 1999-1 Notes as of the immediately preceding Distribution Date of the Trustee's fees for the Series 1999-1 Interest Period ending on such current Distribution Date, (3) third, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, in an amount equal to the Group I Percentage with respect to the Series 1999-1 Notes as of the immediately preceding Distribution Date of such Carrying Charges (other than Carrying Charges provided for above) for such Series 1999-1 Interest Period and (4) fourth, the balance, if any, shall be withdrawn by the Trustee from the Series 1999-1 Collection Account and paid to NFLP; and

                           (ii) on each Distribution Date during the Series
                  1999-1 Rapid Amortization Period, (1) first, to the Trustee, in an amount equal to the Group I Percentage with respect to the Series 1999-1 Notes as of the immediately preceding Distribution Date of the Trustee's fees for the Series 1999-1 Interest Period ending on such current Distribution Date, (2) second, to the Servicer, in an amount equal to the Series Monthly Servicing Fee with respect to the Series 1999-1 Notes payable by NFLP pursuant to SECTION 26.1 of the Group I Lease on such Distribution Date, (3) third, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, in an amount equal to the Group I Percentage with respect to the Series 1999-1 Notes as of the immediately preceding Distribution Date of such Carrying Charges (other than Carrying Charges provided for above) for such Series 1999-1 Interest Period and (4) fourth, the balance, if any, shall be applied to reduce the Series 1999-1 Invested Amount on such current Distribution Date in accordance with SECTION 5.4 of this Supplement.

                  (c) INTEREST PAYMENTS DURING SERIES 1999-1 INTEREST PERIOD. On any Business Day during a Series 1999-1 Interest Period, the Servicer may instruct the Trustee in writing to withdraw, and on such Business Day the Trustee, acting in accordance with such instructions, shall withdraw, an amount equal to the lesser of (i) the product of the Issuer's Share on such Business Day and the amount of interest payable on such Business Day in respect of interest on the ARG Notes of any series and (ii) the aggregate amount of Interest Collections processed since the preceding Distribution Date and allocated to the Series 1999-1 Noteholder (less any portion thereof previously paid to the Series 1999-1 Noteholder during such period pursuant to this
SECTION 5.3(C) and shall pay such amounts to the Series 1999-1 Noteholder in accordance with SECTION 6.1 of the Base Indenture.

                  Section 5.4. PAYMENT OF NOTE PRINCIPAL.

                  (a) Commencing on the first Determination Date after the commencement of the Series 1999-1 Rapid Amortization Period and on each Determination Date thereafter, the Servicer shall instruct the Trustee in writing as to the amount allocated to the Series 1999-1 Notes during the Related Month pursuant to SECTION 5.2(B)(II) of this Supplement and, as applicable, allocated pursuant to the last sentence of SECTION 5.2(C) of this Supplement. On the Distribution Date following each such Determination Date, the Trustee shall withdraw the amount allocated to the Series 1999-1 Notes during the Related Month pursuant to SECTION 5.2(B)(II) of this Supplement and, as applicable, allocated pursuant to the last sentence of SECTION 5.2(C) of this Supplement, from the Group I Collection Account and, in accordance with
SECTION 6.1 of the Base Indenture, pay such amount to the Series 1999-1 Noteholder, to the extent necessary to pay the Series 1999-1 Invested Amount during the Series 1999-1 Rapid Amortization Period. The entire principal amount of all Outstanding Series 1999-1 Notes shall be due and payable on the Series 1999-1 Termination Date.

                  (b) On any Business Day during the Series 1999-1 Revolving Period on which a Decrease pursuant to SECTION 4.3 of this Supplement shall be declared, the Trustee shall withdraw from the Group I Collection Account in accordance with the written instructions of the Servicer - an amount equal to the lesser of (i) the funds then allocated to the Series 1999-1 Excess Collection Account (including proceeds from any Increase and any amounts allocated to the Series 1999-1 Excess Collection Account pursuant to SECTION 5.2(C) of this Supplement), after giving effect to any payment of the ARG Mandatory Prepayment Amount on such Business Day, and (ii) the amount of such Decrease, and pay such amount to the Series 1999-1 Noteholder.

                  (c) On any Business Day on which funds are available pursuant to SECTION 5.2(C) of this Supplement to pay any ARG Mandatory Prepayment Amount, the Trustee shall withdraw from the Group I Collection Account in accordance with the written instructions of the Servicer - an amount equal to the lesser of (i) the funds then allocated to the Series 1999-1 Excess Collection Account (including proceeds from any Increase and any amounts deposited by NFLP in the Series 1999-1 Excess Collection Account pursuant to
SECTION 5.2(C) of this Supplement) and (ii) the amount of such ARG Mandatory Prepayment Amount, and pay such amount to the Series 1999-1 Noteholder.

                  Section 5.5. THE SERVICER'S FAILURE TO INSTRUCT THE TRUSTEE TO MAKE A DEPOSIT OR PAYMENT. If the Servicer fails to give notice or instructions to make any payment from or deposit into the Group I Collection Account required to be given by the Servicer, at the time specified herein or in any other Related Document (including applicable grace periods), the Trustee shall make such payment or deposit into or from the Group I Collection Account without such notice or instruction from the Servicer, provided that the Servicer, upon request of the Trustee, promptly provides the Trustee with all information necessary to allow the Trustee to make such a payment or deposit. When any payment or deposit hereunder or under any other Related Document is required to be made by the Trustee at or prior to a specified time, the Servicer shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time.

                  Section 5.6. PAYMENTS BY WIRE TRANSFER. All amounts distributable to the Series 1999-1 Noteholders pursuant to this Supplement shall be payable by wire transfer of immediately available funds released by the Trustee.

                                   ARTICLE 6

                           WAIVER AND SUBSTITUTION OF
                      CERTAIN PROVISIONS OF BASE INDENTURE

                  Section 6.1. WAIVER OF CERTAIN PROVISIONS OF BASE INDENTURE. By acquiring a Series 1999-1 Note, each Series 1999-1 Noteholder agrees to waive compliance by NFLP with the following provisions of the Base Indenture as such provisions apply to the Series 1999-1 Notes: SECTION 6.4, SECTION 7.4, the first sentence of SECTION 7.8, SECTION 8.3, SECTION 8.14 and SECTION 8.27.

                  Section 6.2. INFORMATION. NFLP will deliver or cause to be delivered to the Trustee:

                  (a) promptly upon the delivery by the Servicer to NFLP, a copy of the financial information and other materials required to be delivered by the Servicer to NFLP and the Master Collateral Agent pursuant to the Group I Lease (delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including NFLP's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates));

                  (b) from time to time such additional information regarding the financial position, results of operations or business of any Lessee or ANC as the Trustee may reasonably request to the extent that such Lessee or ANC, as the case may be, delivers such information to NFLP pursuant to the Group I Lease (delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including NFLP's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates));

                  (c) at the time of delivery of the items described in CLAUSE
(A) above, a certificate of an officer of NFLP that, except as provided in any certificate delivered in accordance with SECTION 8.10 of the Base Indenture, no Amortization Event, Lease Event of Default or (to the best of such officer's knowledge) Potential Amortization Event or Potential Lease Event of Default has occurred or is continuing during the applicable fiscal quarter;

                  (d) on or prior to June 30 of each year, a certificate of the chief financial officer of NFLP certifying that no change in the Manufacturer Program of any manufacturer in respect of any new model year shall have given rise to any request on the part of the Rating Agencies that any modification be made to the Group I Lease or any other Related Document, and NFLP has apprised the Rating Agencies of all material changes in the Manufacturer Programs occurring since the date of this Supplement;

                  (e) on or prior to the twentieth day of each month (or if such day is not a Business Day, on the next succeeding Business Day), a copy of the Monthly Vehicle Statement relating to the Group I Collateral as of the last Business Day of the immediately preceding month received by NFLP from the Servicer pursuant to the Group I Lease; and

                  (f) promptly following the introduction of any prospective change in any Manufacturer Program or the introduction of any new Manufacturer Program by an existing Manufacturer, or, if later, the date NFLP or any Lessee obtains notice thereof, notice of the same and notice thereof to the Rating Agencies describing the principal terms thereof, and at least annually a copy of each Manufacturer Program to the Rating Agencies.

                  Section 6.3. MANUFACTURER PROGRAMS.

                  (a) Prior to acquiring or financing the acquisition of any Program Vehicles under the Group I Lease for any model year or years after the 1999 model year, NFLP will have received (i) an executed Assignment Agreement with respect to such Manufacturer Program for such model year or years, (ii) if any Series of Outstanding Group I Notes is held by an Affiliate Issuer and any series of securities issued by an Affiliate Issuer is then being rated by a Rating Agency and if so required by any such Rating Agency, a written confirmation from such Rating Agency that the acquisition of Vehicles pursuant to such Manufacturer Program satisfies the Rating Agency Confirmation Condition with respect to such Series of Group I Notes and (iii) if there is a material change to a Manufacturer Program during a model year, written confirmation from each such Rating Agency that the acquisition of Program Vehicles pursuant to such Manufacturer Program satisfies the Rating Agency Confirmation Condition with respect to each Outstanding Series of Group I Notes. A copy of the rating confirmations set forth in CLAUSES (II) and (III) will promptly be delivered to the Trustee for delivery to the Noteholders of any Outstanding Series of Group I Notes.

                  (b) NFLP will (i) provide the Trustee and the Rating Agencies with at least 15 days' prior written notice of its intention to finance Program Vehicles from any new Manufacturer and (ii) provide the Trustee with a copy of the draft Manufacturer Program of such Manufacturer as it exists at the time of such notice and a copy of the final Manufacturer Program promptly upon its being available. In no event shall NFLP agree, to the extent any consent of NFLP is solicited or required by the Manufacturer or any assignor of such Manufacturer Program, to any change in any Manufacturer Program that is reasonably likely to materially adversely affect its rights or the rights of the Noteholders with respect to any Program Vehicle previously purchased or financed under such Manufacturer Program.

                  Section 6.4. TRUE LEASE OPINION. Each of NFLP and the General Partner acknowledges its receipt of a copy of that certain opinion letter issued by Mayer, Brown & Platt dated the date of issuance of the initial Series of Group I Notes addressing the characterization of the Operating Lease as a "true lease". NFLP and the General Partner hereby agree to maintain in place all policies and procedures, and take and continue to take all action, described in the factual assumptions set forth in such opinion letter and relating to NFLP or the General Partner. On an annual basis, commencing on February 26, 2000, NFLP will provide to the Rating Agencies, the Trustee and the Master Collateral Agent, an Officer's Certificate certifying that it is in compliance with its obligations under this SECTION 6.4.

                                   ARTICLE 7

                              AMORTIZATION EVENTS

                  Section 7.1. AMORTIZATION EVENTS. In addition to the Amortization Events set forth in Section 9.1 of the Base Indenture, the following shall be Amortization Events with respect to the Series 1999-1 Notes and shall constitute the Amortization Events set forth in Section 9.1(j) of the Base Indenture with respect to the Series 1999-1 Notes:

                  (a) a Series 1999-1 Enhancement Deficiency shall occur and continue for at least two (2) Business Days;

                  (b) the occurrence of an Event of Bankruptcy with respect to ANC or any Lessee;

                  (c) the Group I Lease is terminated for any reason;

                  (d) all principal and interest of the Series 1999-1 Notes is not paid in full on or before the Series 1999-1 Termination Date;

                  (e) NFLP fails to comply with any of its other agreements or covenants in, or provisions of, the Series 1999-1 Notes or the indenture and the failure to so comply materially and adversely affects the interests of the Series 1999-1 Noteholder and continues to materially and adversely affect the interests of the Series 1999-1 Noteholder for a period of forty-five (45) days after the earlier of (i) the date on which NFLP obtains knowledge thereof or
(ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to NFLP by the Trustee or to NFLP and the Trustee by the ARG Trustee or the Required Noteholders;

                  (f) any representation made by NFLP in the Indenture or any Related Document is false and such false representation materially and adversely affects the interests of the Series 1999-1 Noteholder and such false representation is not cured for a period of forty-five (45) days after the earlier of (i) the date on which NFLP obtains knowledge thereof or (ii) the date that written notice thereof is given to NFLP by the Trustee or to NFLP and the Trustee by the ARG Trustee or the Required Noteholders; or

                  (g) any of the Related Documents or any material portion thereof shall not be in full force and effect, enforceable in accordance with its terms or NFLP, any Lessee or the Servicer shall so assert in writing.

                  In the case of (i) any event described in CLAUSE (A), (B),
(C) or (D) above, an Amortization Event with respect to the Series 1999-1 Notes shall immediately occur without any notice or other action on the part of the Trustee or any Series 1999-1 Noteholder or (ii) any event described in CLAUSE
(E), (F), or (G) above, either the Trustee, by written notice to NFLP, or the Required Noteholders, by written notice to NFLP and the Trustee, may declare that an Amortization Event has occurred with respect to the Series 1999-1 Notes as of the date of the notice. An Amortization Event described in CLAUSE (A),
(B), (C) or (D) above shall not be subject to waiver. An Amortization Event described in (E), (F) or (G) above shall be subject to waiver in accordance with SECTION 9.5 of the Base Indenture.

                  Notwithstanding anything to the contrary contained in the Base Indenture, the occurrence of an event described in Section 9.1(h) of the Base Indenture with respect to the termination of the Lease dated April 30, 1996 (as amended from time to time) and the Lease dated October 29, 1997, shall not in and of itself constitute an Amortization Event with respect to the Series 1999-1 Notes.

                  Section 7.2. RIGHTS OF THE TRUSTEE UPON AMORTIZATION EVENT OR CERTAIN OTHER EVENTS OF DEFAULT. (a) If and whenever an Amortization Event shall have occurred and be continuing with respect to less than all Outstanding Series of Group I Notes, the Trustee's rights and remedies with respect to the Group I Collateral pursuant to the provisions of SECTION 9.2 of the Base Indenture shall, to the extent not detrimental to the rights of the holders of the Series of Group I Notes with respect to which no Amortization Event shall have occurred, be limited to rights and remedies pertaining only to those Series of Group I Notes with respect to which such Amortization Event has occurred and the Trustee shall exercise such rights and remedies at the written direction of Group I Noteholders holding in excess of 50% of the aggregate Invested Amount of all Series of Group I Notes with respect to which such Amortization Event has occurred.

                  (b) In addition to, and not in limitation of, the remedies and duties of the Trustee with respect to the Group I Collateral set forth in the Base Indenture, if a Liquidation Event of Default or a Series 1999-1 Limited Liquidation Event of Default shall have occurred and be continuing, the Trustee may, and at the written direction of the Requisite Investors (in the case of a Liquidation Event of Default) or at the direction of the Required Noteholders (in the case of a Series 1999-1 Limited Liquidation Event of Default) shall direct the Master Collateral Agent to exercise, or cause NFLP or the Lessees to exercise all rights, remedies, powers, privileges and claims of NFLP, the Lessees or the Master Collateral Agent, as the case may be, against the Manufacturers under or in connection with the Manufacturer Programs.

                  (c) If and whenever the Master Collateral Agent, the Trustee or NFLP shall exercise their respective rights with respect to the Group I Collateral pursuant to SECTION 9.2(C) of the Base Indenture upon the occurrence of a Series 1999-1 Limited Liquidation Event of Default, each of the Master Collateral Agent, the Trustee and NFLP shall select the Program Vehicles to be returned to the related Manufacturers and the Non-Program Vehicles to be sold to third parties in a manner that does not adversely affect in any material respect the interests of the Noteholders of any Series of Group I Notes or any Enhancement Provider with respect thereto.

                  Section 7.3. RIGHTS OF THE TRUSTEE UPON AFFILIATE ISSUER LIQUIDATION EVENT. Upon the occurrence of an Affiliate Issuer Liquidation Event, the Trustee shall promptly instruct the Master Collateral Agent to return or to cause NFLP or the Lessees to return Program Vehicles to the related Manufacturers (so long as a Manufacturer Event of Default has not occurred with respect to the related Manufacturer) and to sell Non-Program Vehicles or cause Non-Program Vehicles to be sold to third parties in an amount sufficient to pay the ARG Mandatory Prepayment Amount, taking into account the availability of proceeds of Vehicles being disposed of under the Leasing Company Leases, other than the Group I Lease, plus any interest on the Series 1999-1 Notes relating thereto, and to the extent that any Manufacturer fails to accept any such Program Vehicles under the terms of the applicable Manufacturer Program (or if a Manufacturer Event of Default has occurred with respect to the related Manufacturer), to direct the Master Collateral Agent to liquidate or to cause NFLP or the Lessees to liquidate such Program Vehicles in accordance with the rights of NFLP under the Group I Lease; PROVIDED, HOWEVER, that the Master Collateral Agent, the Trustee and NFLP shall select the Program Vehicles to be returned to the related Manufacturers and the Non-Program Vehicles to be sold to third parties in a manner that does not adversely affect in any material respect the interests of the Noteholders of any Series of Group I Notes or any Enhancement Provider with respect thereto.

                                   ARTICLE 8

                                    GENERAL

                  Section 8.1. OPTIONAL REPURCHASE. The Series 1999-1 Notes shall be subject to repurchase by NFLP at its option in accordance with SECTION
6.3 of the Base Indenture, with no less than two Business Days' prior written notice to the Series 1999-1 Noteholder on any Business Day (the "REPURCHASE DATE"). The repurchase price for the Series 1999-1 Notes shall equal the Repurchase Amount on the Repurchase Date.

                  Section 8.2. INFORMATION. NFLP shall cause the Servicer to prepare or cause to be prepared all reports and statements required to be prepared and delivered by ARG pursuant to the ARG Non-Segregated Series

Supplements and shall cause the Servicer to furnish or cause to be furnished all such reports and statements at the times and to the Persons specified in the ARG Non-Segregated Series Supplements.

                  Section 8.3. EXHIBITS. The following exhibits attached hereto supplement the exhibits included in the Indenture.

                  Exhibit A: Form of Variable Funding Note

                  Exhibit B: Form of Series l999-I Demand Note

                  Section 8.4. RATIFICATION OF BASE INDENTURE. As supplemented by this Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

                  Section 8.5. COUNTERPARTS. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

                  Section 8.6. GOVERNING LAW. This Supplement shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

                  Section 8.7. AMENDMENTS. This Supplement may be modified or amended from time to time in accordance with the terms of the Base Indenture, provided that no consent of the Required Noteholders shall be required for any change in the Series 1999-1 Maximum Invested Amount. Any Related Document may be modified or amended from time to time in accordance with the terms of
SECTION 12.1, of the Base Indenture, provided that no consent of Group I Noteholders shall be required to any amendment, modification or waiver of or to any Related Document if such amendment, modification or waiver does not adversely affect in any material respect the Group I Noteholders of any Series of Group I Notes (as substantiated by an Opinion of Counsel to such effect, which Opinion of Counsel may, to the extent same is based on any factual matter, rely upon an Officer Certificate as to the truth of such factual matter) and provided further that the Rating Agency Confirmation Condition is satisfied with respect to each affected Series of Group I Notes.

                  Section 8.8. NOTICE TO RATING AGENCIES. The Trustee shall provide to each Rating Agency a copy of each notice delivered to, or required to be provided by, the Trustee pursuant to this Supplement or any other Related Document.

                  Section 8.9. SERIES 1999-1 DEMAND NOTE. Other than pursuant to a demand thereon, NFLP may acquire the Series 1999-1 Demand Note and shall not reduce the amount of the Series 1999-1 Demand Note or forgive amounts payable thereunder so that the outstanding principal amount of the Series

1999-1 Demand Note after such reduction or forgiveness is less than an amount equal to 5.0% of the Series 1999-1 Invested Amount; PROVIDED, HOWEVER, that if NFLP has first delivered to the Trustee an Opinion of Counsel that reduction or forgiveness of amounts owing under the Series 1999-1 Demand Note to an amount less than 5.0% of the Series 1999-1 Invested Amount will not have an adverse effect on the tax characterization of the Series 1999-1 Notes or any series of ARG Notes, NFLP may reduce the amount of the Series 1999-1 Demand Note or forgive amounts payable thereunder to an amount less than 5.0% of the Series 1999-1 Invested Amount. NFLP shall not distribute the proceeds of any payment made in respect of the principal amount of the Series 1999-1 Demand Note to the owners of its partnership interests, nor shall NFLP lend any of such proceeds to ANC or any Affiliate of ANC under the Subordinated Note or otherwise unless, after giving effect to such distribution or loan, the outstanding principal amount of the Series 1999-1 Demand Note is at least equal to 5.0% of the Series 1999-1 Invested Amount (or such lesser percentage permitted under the immediately preceding sentence). NFLP may enter into that certain Receivables Trust Agreement dated as of the date hereof with The Bank of New York (Delaware) with respect to the Series 1999-1 Demand Note and the Subordinated Note.

                  Section 8.10. SUBORDINATED NOTE. Subject to SECTION 8.9, NFLP may advance funds to ANC pursuant to the Subordinated Note from time to time; PROVIDED, HOWEVER that upon the occurrence and during the continuance of an Amortization Event, NFLP shall not advance any additional amounts under the Subordinated Note.

                  Section 8.11. ADDITIONAL SERIES OF GROUP I NOTES. NFLP shall not issue any additional Series of Group I Notes unless the Trustee shall have received written confirmation that the Rating Agency Confirmation and Consent Condition with respect to each Outstanding Series of Group I Notes shall have been satisfied with respect to such issuance.

                  Section 8.12. YEAR 2000. The Trustee hereby represents and warrants that it has established a Year 2000 compliance program consisting of, among other things, updating major proprietary application systems and evaluating the Year 2000 compliance efforts of vendors of major vendor-supplied systems and certain other business partners. The Trustee believes that its Year 2000 compliance program is currently on schedule to meet the needs of its customers and the compliance deadlines defined by its regulators. As of December 31, 1998, testing and renovation of the proprietary application systems that the Trustee deems "mission critical" were substantially completed and these systems are currently being used by the Trustee. In addition, all vendor supplied software systems that the Trustee deems mission critical have been tested and, based upon such testing, the Trustee believes that such systems will not be adversely affected in a material way as a result of the date change to the Year 2000. Due to the general uncertainty inherent in the Year 2000 problem, resulting in part from the uncertainty of the Year 2000 readiness of suppliers, customers and other business partners, the Trustee is unable to determine at this time whether the consequences of Year 2000 failures will have a material impact on the Trustee and its ability to perform its obligations under this Supplement and the Base Indenture. The Year 2000 compliance program is intended to reduce significantly the Trustee's level of uncertainty about the Year 2000 problem and, in particular, the Year 2000 compliance and readiness of the Trustee and its material business partners. The Trustee believes that, with completion of its Year 2000 compliance program as scheduled, the possibility of significant interruptions of normal operations should be reduced. However, because of the unprecedented nature of the Year 2000 problem, there can be no certainty as to its impact.

                                    [Remainder of Page Intentionally Blank]



                                           NATIONAL CAR RENTAL
                                           FINANCING LIMITED PARTNERSHIP,
                                           as Issuer

                                       By: NATIONAL CAR RENTAL
                                           FINANCING CORPORATION,
                                           its General Partner

                                       By: /s/ Dwight Jenkins
                                           ------------------------------------
                                           Name:  Dwight Jenkins
                                           Title: Vice President

                                           THE BANK OF NEW YORK,
                                           as Trustee

                                       By: /s/ Kelly A. Sheahan
                                           ------------------------------------
                                           Name:  Kelly A. Sheahan
                                           Title: Vice President

                                                                 ANNEX A TO THE
                                                       SERIES 1999-1 SUPPLEMENT

                                DEFINITIONS LIST
                           Dated as of June 30, 2000

                  "ACCRUED AMOUNTS" means, with respect to any Series of Group I Notes (or any class of such Series of Notes), on any date of determination, the sum of (i) accrued and unpaid interest on such Series of Group I Notes as of such date, (ii) the accrued and unpaid Series Monthly Servicing Fee with respect to such Series of Group I Notes payable by NFLP pursuant to SECTION
26.1 of the Group I Lease on such date and (iii) the product of (A) the Carrying Charges payable on such date times (B) the Group I Percentage with respect to such Series of Group I Notes as of the immediately preceding Distribution Date.

                  "ACQUIRED VEHICLE" means an Eligible Vehicle that is acquired or owned by, and titled in the name of, NFLP and leased to a Lessee under Annex A to the Group I Lease on or after the Lease Commencement Date.

                  "ADDITIONAL BASE RENT" is defined in SECTION 6 of Annex B to the Group I Lease.

                  "ADDITIONAL LESSEE CLOSING DATE" means the initial Vehicle Funding Date with respect to Vehicles (including Refinanced Vehicles) leased by an Additional Lessee.

                  "ADDITIONAL LESSEES" means those Subsidiaries of ANC from time to time becoming Lessees under the Group I Lease in accordance with the requirements of SECTION 29 of the Group I Lease.

                  "ADDITIONAL PERMITTED BENEFICIARIES" means, on any date, the Subordinated Creditors under (and as defined in) the Intercreditor Agreement that are named on such date as Beneficiaries under the Master Collateral Agency Agreement in respect of Lessee Grantor Master Collateral.

                  "ADDITIONAL SPREAD PERCENTAGE" means, as of any date of determination, the greater of 2.00% or such other percentage as the Lessor and the Lessees may from time to time agree in writing shall be the Additional Spread Percentage, as evidenced by and in effect from the date of delivery of a copy of such writing duly executed by the Lessor and the Lessees to the Trustee and the Servicer.

                  "ADMINISTRATIVE SUBACCOUNT" means an internal administrative account established by the Trustee for record keeping purposes to facilitate the proper allocation of Collections within the Group I Collection Account.

                  "AFFILIATE" means, with respect to any specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and

"controlled" and "controlling" have meanings correlative to the foregoing. For purposes of the Group I Lease, the Lessor shall not be considered to be an Affiliate of any Lessee.

                  "AFFILIATE ISSUER" means ARG and any other special purpose entity that is an Affiliate of ANC that has entered into financing arrangements secured by one or more Series of Notes.

                  "AFFILIATE ISSUER LIQUIDATION EVENT" means, with respect to
(i) the Series 1999-1 Notes, any one of the events with respect to any series of the ARG Notes defined as a "Series ARG Liquidation Event" with respect to such series in the related ARG Non-Segregated Series Supplement, and (ii) any other Series of Group I Notes, any event specified as a Series Affiliate lssuer Liquidation Event in the related Supplement.

                  "AFFILIATE JOINDER IN LEASE" is defined in SECTION 29.1 of the Group I Lease.

                  "AGGREGATE ASSET AMOUNT" means, for any date of determination, the sum, rounded to the nearest $100,000, of (i) the Net Book Value of all Vehicles that are Eligible Vehicles leased under the Group I Lease as of such date and not turned in to the Manufacturer thereof pursuant to its Manufacturer Program, not delivered for Auction pursuant to any Manufacturer Program or not otherwise sold or deemed to be sold under the Related Documents, PLUS (ii) all amounts receivable by the Lessor or a Lessee under the Group I Lease as of such date (other than Excluded Payments) from Manufacturers under Manufacturer Programs with respect to Eligible Vehicles (other than Exchanged Vehicles) turned in to such Manufacturers pursuant to any such Manufacturer Program or delivered for Auction pursuant to any Manufacturer Program and the aggregate of all Eligible Receivables owned by a Lessee or the Lessor financed under the Group I Lease or the Indenture, as applicable, PLUS (iii) with regard to Eligible Vehicles leased under the Group I Lease that have been delivered for Auction pursuant to a Manufacturer Program with a Manufacturer, all amounts receivable (other than amounts specified in CLAUSE (II)) from any person or entity in connection with the Auction of such Eligible Vehicles as of such date, PLUS (iv) with regard to Eligible Vehicles that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any Casualty Payments or Termination Payments with respect to such Eligible Vehicles due and payable as of such date under the Group I Lease, PLUS (v) with regard to Eligible Vehicles that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any accrued and unpaid Monthly Base Rent, Monthly Supplemental Payments and Additional Base Rent under the Group I Lease with respect to such Eligible Vehicles (net of amounts set forth in CLAUSES (II), (III) and (IV) above), PLUS (vi) cash and Permitted Investments on deposit in the Series 1999-1 Collection Account, MINUS (vii) any Ineligible Asset Amount on such date.

                  "AGGREGATE GROUP I INVESTED AMOUNT" means the sum of the Invested Amounts of all Series of Group I Notes.

                  "ALAMO" means Alamo Rent-A-Car, LLC, a Delaware limited liability company and any successor thereto.

                  "ALAMO LEASE" means the Amended and Restated Master Motor Vehicle Lease and Servicing Agreement, dated as of June 30, 2000, executed in connection with the issuance by Alamo Leasing of the Variable Funding Rental Car Asset Backed Notes, Series 1999-1, among Alamo Leasing, as lessor, Alamo, as lessee, and ANC, as guarantor and servicer, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof

                  "ALAMO LEASING" means Alamo Financing L.P., a special purpose Delaware limited partnership, and any successor thereto.

                  "ANC" means ANC Rental Corporation.

                  "ANC HISTORICAL DEPRECIATION RATE" means, as of any date of determination, the weighted average Depreciation Charge accruing with respect to Non-Program Vehicles during the six calendar months preceding such date.

                  "ARG" means ARG Funding Corp., a special purpose Delaware corporation, and its successors or assigns.

                  "ARG AGREEMENTS" means the ARG Indenture and any other agreements relating to the issuance of any series of ARG Notes to which ARG is a party.

                  "ARG AMORTIZATION EVENT" means any one of the events with respect to any series of the ARG Notes described in SECTION 9.1 of the ARG Indenture.

                  "ARG BASE INDENTURE" means the Base Indenture, dated as of February 26, 1999, between ARG and The Bank of New York, as trustee, as amended by the Supplemental Indenture thereto, dated as of June 30, 2000, and as the same may be further amended, modified, restated or supplemented from time to time, exclusive of supplements thereto creating new series of ARG Notes.

                  "ARG COMMITTED PURCHASER" means a special purpose company that has committed to purchase a series of ARG Notes from ARG from time to time and that finances such purchases with, among other things, the proceeds of commercial paper notes issued by such special purpose company.

                  "ARG INDENTURE" means the ARG Base Indenture, as supplemented by the ARG Non-Segregated Series Supplements.

                  "ARG MANDATORY PREPAYMENT AMOUNT" means, on any Business Day, the aggregate outstanding principal amount of the ARG Notes of any series with respect to which an ARG Amortization Event shall have occurred and is continuing.

                  "ARG NON-SEGREGATED SERIES SUPPLEMENT" means a Supplement to the ARG Base Indenture between ARG and the ARG Trustee pursuant to which a series of ARG Notes were issued and are outstanding.

                  "ARG NOTEHOLDER" means a Person in whose name an ARG Note is registered in accordance with the ARG Indenture.

                  "ARG NOTES" means any one of the series of Rental Car Asset Backed Notes issued by ARG pursuant to the ARG Base Indenture that are secured by collateral that includes, among other things, a security interest in all of ARG's right, title and interest in the Group I Notes.

                  "ARG REVOLVING PERIOD TERMINATION DATE" means the first day on which the principal amount of each series of ARG Notes outstanding is amortizing in accordance with the applicable ARG Non-Segregated Series Supplement and no ARG Noteholder is obligated to make further investments in its ARG Notes under the applicable ARG Non-Segregated Series Supplement or otherwise.

                  "ARG TRUSTEE" means the party named as such in the ARG Base Indenture until a successor replaces it in accordance with the applicable provisions of the ARG Base Indenture and thereafter means the successor serving thereunder.

                  "ASSIGNMENT AGREEMENT" means the agreement with respect to each Manufacturer and its Manufacturer Program, entered into or to be entered into among Lessor and/or one or more Lessees, as assignor, and the Master Collateral Agent, as assignee, and acknowledged by such Manufacturer, assigning to the Master Collateral Agent certain of Lessor's and/or such Lessees' right, title and interest in such Manufacturer's Manufacturer Program as it relates to Vehicles purchased from such Manufacturer.

                  "AUTHORIZED OFFICE" means (a) as to NFLP, any of the President, any Vice-President, the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer of the General Partner and those officers, employees and agents of the General Partner whose signatures and incumbency shall have been certified to the Trustee in such certificates as may be delivered by the General Partner to the Trustee from time to time as duly authorized to execute and deliver the Group I Lease and any instruments, certificates, notices and other documents in connection therewith on behalf of the General Partner or NFLP and to take, from time to time, all other actions on behalf of the General Partner or NFLP in connection therewith and (b) as to the Servicer or any Lessee, any of the President, any Vice President, the Secretary or any Assistant Secretary, the Treasurer or any Assistant Treasurer, and those officers, employees and agents of the Servicer or such Lessee whose signatures and incumbency shall have been certified to NFLP in such certificates as may be delivered by the Servicer or such Lessee to NFLP from time to time as duly authorized to execute and deliver the Group I Lease and any instruments, certificates, notices and other documents in connection therewith on behalf of the Servicer or such Lessee and to take, from time to time, all other actions on behalf of the Servicer or such Lessee in connection therewith.

                  "BASE AMOUNT" means, as of any date of determination, with respect to the Financing Lease, the sum of (i) the Net Book Values of all Financed Vehicles leased under the Financing Lease as of such date, PLUS, (ii) all past due and unpaid Monthly Base Rent and Additional Base Rent under the Financing Lease as of such date.

                  "BASE INDENTURE" is defined in the preamble.

                  "BENEFICIAL INTEREST" means the 100% beneficial interest owned by NFLP in the Receivables Trust.

                  "BENEFICIARY" is defined in the preamble to the Master Collateral Agency Agreement.

                  "BOARD OF DIRECTORS" means the Board of Directors of ANC, the General Partner or any of the Lessees, as applicable, or any authorized committee of such Board of Directors.

                  "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which banks are authorized or required by law to be closed in New York City, New York or Chicago, Illinois.

                  "CAPITALIZED COST" means, (i) with respect to each Vehicle (other than a Refinanced Vehicles) the amount payable to the Manufacturer, dealer or other seller selling such Vehicle in order to purchase such Vehicle, as established by the invoice delivered in connection with such Vehicle, and
(ii) with respect to each Vehicle that is a Refinanced Vehicle, the initial purchase price thereof (as established by the invoice delivered in connection with such Vehicle at the time the Lessee purchased such Vehicle) less all Depreciation Charges accrued through the Vehicle Funding Date for such Vehicle; PROVIDED, HOWEVER, that with respect to any Vehicle, "Capitalized Cost" may include dealer profit to the extent consistent with reasonable industry standards and delivery charges but shall not include any taxes, registration fees or titling fees with respect to such Vehicle.

                  "CAR TEMPS" means Spirit Rent-A-Car, Inc. d/b/a Car Temps USA, an Ohio corporation, and any successor thereto.

                  "CAR TEMPS LEASE" means the Amended and Restated Master Motor Vehicle Lease and Servicing Agreement, dated as of June 30, 2000, executed in connection with the issuance by Car Temps Leasing of the Variable Funding Rental Car Asset Backed Notes, Series 1999-1, among Car Temps Leasing, as lessor, Car Temps, as lessee, and ANC, as guarantor and servicer, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof.

                  "CAR TEMPS LEASING" means Car Temps Financing L.P., a special purpose Delaware limited partnership, and any successor thereto.

                  "CARRYING CHARGES" means, as of any day, without duplication, the aggregate of all Trustee fees, Monthly Servicing Fees and other fees and expenses and indemnity amounts, if any, payable by NFLP under the Indenture (and not allocated by NFLP to any Series of Notes other than the Group I Notes) or the other Related Documents (including all fees payable in connection with any Enhancement), out-of-pocket expenses of NFLP incurred in connection with the execution, delivery and performance of the Related Documents and all other operating expenses of NFLP or the General Partner (including independent director fees and management fees, any fees payable to the Rating Agencies in connection with their rating of any Series of Group I Notes and any fees or commissions payable in connection with the sale of any Series of Group I Notes), in each case, which have accrued since the most recent Distribution Date and any such amounts which had accrued as of the most recent Distribution Date and remain unpaid.

                  "CASUALTY" means, with respect to any Vehicle, that (i) such Vehicle is lost, converted or stolen for a period of at least 90 days, (ii) such Vehicle is destroyed, seized or otherwise rendered permanently unfit or unavailable for use (including vehicles that are rejected pursuant to SECTION
2.2 of the Group I Lease) or (iii) in the case of a Program Vehicle not redesignated under SECTION 14 of the Group I Lease, the return of such Vehicle cannot be, or is not, effected for any reason or the Manufacturer thereof did not accept such Vehicle for repurchase or Auction under the terms of the applicable Manufacturer Program, in either case, for any reason other than the Manufacturer's willful refusal or inability to comply with its obligations under its Manufacturer Program.

                  "CASUALTY PAYMENT" is defined in SECTION 7 of the Group I
Lease.

                  "CERTIFICATED SECURITY" means a "certificated security" within the meaning of the applicable UCC.

                  "COLLATERAL AGREEMENTS" means the Assignment Agreements, the Group I Lease, the Master Collateral Agency Agreement, the Receivables Trust Agreement and any other agreements relating to the Group I Lease or the Vehicles to which NFLP is a party.

                  "COLLECTIONS" means (i) all payments by, or on behalf of, any Lessee under the Group I Lease, (ii) all payments on the Master Collateral allocable to the Trustee as a Beneficiary, including payments made by or on behalf of any Manufacturer or auction dealer, under the related Manufacturer Program with respect to Vehicles, but excluding Excluded Payments and payments made thereunder with respect to Exchanged Vehicles, (iii) all payments by or on behalf of any other Person as proceeds from the sale of Vehicles (other than Exchanged Vehicles) or payments of insurance proceeds and warranty payments which are required to be deposited into the Master Collateral Account, whether such payments are in the form of cash, checks, wire transfers or other forms of payment and whether in respect of principal, interest, repurchase price, fees, expenses or otherwise and (iv) all amounts earned on Permitted Investments of funds in the Group I Collection Account.

                  "COMPANY VEHICLE" means an Eligible Vehicle that is titled in the name of NFLP in the States of Hawaii, Texas, Louisiana, Nevada, New Mexico, Washington, Oklahoma, Maryland or Delaware or any other state determined by the applicable Lessee, the lease of which shall be pursuant to Annex B to the Group I Lease.

                  "CONSISTENT BASIS" in reference to the application of GAAP means the accounting principles observed in the period referred to are comparable in all material respects to those applied in the preparation of the audited financial statements of ANC, any of the Lessees or NFLP, as applicable.

                  "CONSOLIDATED SUBSIDIARY" means, at any time, with respect to any Lessee or the Guarantor, any Subsidiary or other entity the accounts of which would be consolidated with those of such Lessee or the Guarantor, as the case may be, in its consolidated financial statements as of such time.

                  "CONTROL" means (a) with respect to a Security Entitlement, the Trustee (i) is identified in the records of the Securities Intermediary for such Security Entitlement as the person having such Security Entitlement against such Security Intermediary or (ii) has obtained the agreement, in writing, of the Securities Intermediary for such Security Entitlement that it will comply with orders of the Trustee regarding the transfer or redemption of such Security Entitlement without further consent of any other person; or (b) with respect to a United States Security Entitlement, (i) the Trustee is a participant in the book entry system maintained by the Federal Reserve Bank that is acting as a fiscal agent for the issuer of such United States Security Entitlement and such Federal Reserve Bank has indicated by book entry that such United States Securities Entitlement has been credited to the Trustee's securities account in such book entry system or (ii) (A) the Trustee (x) is identified in the records of the Securities Intermediary for such United States Security Entitlement as the person having such Security Entitlement against such Securities Intermediary or (y) has obtained the agreement, in writing, of the Securities Intermediary for such Security Entitlement that it will comply with orders of the Trustee regarding the transfer or redemption of such Security Entitlement without further consent of any other person, (B) the Securities Intermediary for such United States Securities Entitlement is a participant in the book entry system maintained by the Federal Reserve Bank that is acting as fiscal agent for the issuer of such United States Securities Entitlement and (C) such Federal Reserve Bank has indicated by book entry that such United States Securities Entitlement has been credited to such Securities Intermediary's securities account in such book entry system.

                  "CONTROLLED GROUP" means, with respect to any Person, such Person, whether or not incorporated, and any corporation, trade or business that is required to be treated, along with such Person, as a single controlled group of corporations or a controlled group of trades or businesses as described in Section 414(b) of the Code.

                  "DAILY REPORT" is defined in SECTION 24.6(V) of the Group I Lease.

                  "DECREASE" is defined in SECTION 4.3 of this Supplement.

                  "DEFAULTING MANUFACTURER" is defined in SECTION 18 of the Group I Lease.

                  "DEFICIENCY AMOUNT" is defined in SECTION 5.3(A) of this Supplement.

                  "DELIVERY" means (a) with respect to any Physical Property (that is not either a United States Security Entitlement or a Security Entitlement), physical delivery thereof to the Trustee or its nominee or custodian by an effective endorsement, or registered in the name of, the Trustee or its nominee or custodian endorsed in blank and (b) with respect to any Uncertificated Security, the issuer thereof registers the Trustee as the registered owner thereof or the Trustee otherwise satisfies the requirements of Revised Article 8.

                  "DEPRECIATION CHARGE" means, with respect to (a) any Program Vehicle subject to the GM Repurchase Program, the rate determined by dividing
(x) 100% MINUS the repurchase price percentage specified in respect of such Vehicle pursuant to the terms of the GM Repurchase Program for the Designated Period applicable to such Vehicle by (y) the number of days in such Designated Period (or, if such Vehicle is held past the Designated Period set forth in the Vehicle Order relating to such Vehicle, the applicable depreciation charge set forth in the GM Repurchase Program for such Vehicle calculated on a daily basis), (b) any Program Vehicle subject to a Manufacturer Program other than the GM Repurchase Program (but including any other Manufacturer Program provided by GM), the applicable depreciation charge set forth in the related Manufacturer Program for such Vehicle with respect to such Vehicle calculated on a daily basis and (c) any Non-Program Vehicle, the scheduled daily depreciation charge for such Vehicle set forth by or on behalf of the Servicer in the Depreciation Schedule for such Vehicle. If such charge is expressed as a percentage, the daily Depreciation Charge for such Vehicle shall be such percentage multiplied by the Capitalized Cost for such Vehicle calculated on a daily basis. For Vehicles not held for a full month in the month of acquisition, the Depreciation Charges shall be prorated by multiplying the applicable depreciation amount by a fraction, the numerator of which is the number of days from the date depreciation related to such Vehicle begins to the first day of the next month and the denominator of which is the number of days in such month. For the month in which a Program Vehicle is turned back to the applicable Manufacturer, the Depreciation Charge shall be prorated by multiplying the applicable depreciation amount by a fraction, the numerator of which is the number of days from the first day of such month to the Turnback Date for such Vehicle and the denominator of which is the number of days in such month. In the event a Vehicle is sold (other than pursuant to the Manufacturer Program of a Manufacturer), the Depreciation Charge for the month in which such Vehicle is sold shall be prorated by multiplying the applicable depreciation amount by a fraction, the numerator of which is the number of days from the first day of such month to the date proceeds were received by the Trustee from the sale of such Vehicle and the denominator of which is the number of days in such month.

                  "DEPRECIATION SCHEDULE" means the initial schedule of estimated daily depreciation prepared by the Servicer with respect to each type of Non-Program Vehicle that is an Eligible Vehicle, as revised from time to time by the Servicer thereof in its sole discretion, subject to SECTION 24.18 of the Group I Lease.

                  "DESIGNATED PERIOD" means, with respect to any Program Vehicle subject to the GM Repurchase Program, the period designated by or on behalf of the Servicer in the applicable Vehicle Order relating to such Vehicle as the period of time for which the Servicer expects such Vehicle to be subject to the Group I Lease.

                  "DESIGNATED VEHICLE" means a Vehicle owned by NFLP or a Financed Vehicle owned by any Lessee with respect to which the Servicer, the Lessee thereof or NFLP has notified the Master Collateral Agent in writing that such Vehicle has been designated to be exchanged for one or more Replacement Vehicles or released for exchange pursuant to an Exchange Agreement.

                  "DETERMINATION DATE" means the date three Business Days prior to each Distribution Date.

                  "DISPOSITION DATE" means with respect to any Program Vehicle or Non-Program Vehicle, (i) if such Vehicle was sold at Auction pursuant to a Guaranteed Depreciation Program or returned to a Manufacturer for repurchase pursuant to a Repurchase Program, the Turnback Date, (ii) if such Vehicle is an Exchanged Vehicle, the date on which such Vehicle became an Exchanged Vehicle,
(iii) if such Vehicle was sold to any Person (other than to a Manufacturer pursuant to such Manufacturer's Repurchase Program or to a third party through an auction conducted by or through or arranged by the Manufacturer pursuant to its Guaranteed Depreciation Program), the date on which the proceeds of such sale are received by the Lessor, the Master Collateral Agent or the Trustee or
(iv) if such Vehicle becomes a Casualty or otherwise ceases to be an Eligible Vehicle (except as a result of a sale thereof), the date on which a Casualty Payment is received by the Lessor or the Trustee.

                  "DISTRIBUTION DATE" means, with respect to the Series 1999-1 Notes, the 20th day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day, commencing March 22, 1999.

                  "DUE DATE" means, with respect to any payment due from a Manufacturer or auction dealer in respect of a Program Vehicle turned back for repurchase pursuant to the terms of the related Manufacturer Program, the thirtieth (30th) day after the Disposition Date for such Vehicle.

                  "ELIGIBLE AFFILIATE" means an Affiliate of ANC that regularly operates a United States domestic daily car rental business and is not a Lessee.

                  "ELIGIBLE FRANCHISEE" means a franchisee of a Lessee having rental offices located in the United States which meets the normal credit and other approval criteria of such Lessee, and which may be an Affiliate of such

Lessee; PROVIDED that no Lessee shall permit any Eligible Franchisee to garage or lease Vehicles at offices outside of the United States.

                  "ELIGIBLE RECEIVABLE" means a legal, valid and binding receivable (a) due from a Manufacturer under a Manufacturer Program (other than Excluded Payments) to the Lessor or any Lessee or a creditor of such Lessee,
(b) in respect of a Program Vehicle purchased by such Manufacturer, or sold at auction pursuant to such Manufacturer's Manufacturer Program, and with respect to which either (i) the Lien of the Master Collateral Agent was noted on the Certificate of Title at the time of purchase or (ii) such Vehicle is in the Initial Fleet of a Lessee seeking to refinance such receivable, (c) owned by the Lessor or such Lessee or such creditor free and clear of all Liens other than Permitted Liens and (d) the right to payments in respect of which has been assigned by the payee thereof to the Master Collateral Agent and with respect to which the Trustee is designated as the Beneficiary pursuant to the Master Collateral Agency Agreement; PROVIDED that no amount receivable from a Manufacturer under a Manufacturer Program shall be an Eligible Receivable at the time of being financed or refinanced if such amount remains unpaid more than ten (10) days after the Due Date in respect of such payment.

                  "ELIGIBLE VEHICLE" means, on any date of determination, a Vehicle (i) that either is a Program Vehicle or a Non-Program Vehicle, in each case at the time of leasing under the Group I Lease, (ii) that is not older than forty-eight (48) months from the date of the original manufacturer invoice therefor, (iii) that is owned by NFLP or the Lessee thereof free and clear of all Liens other than Permitted Liens, (iv) other than, to the extent permitted under the Group I Lease, Vehicles in the Initial Fleet, with respect to which the Master Collateral Agent is noted as the first lienholder on the Certificate of Title therefor, or the Certificate of Title has been submitted to the appropriate state authorities for such notation and (v) that is a Related Vehicle with the Trustee designated as the Beneficiary pursuant to the Master Collateral Agency Agreement.

                  "EXCESS DAMAGE CHARGES" means, with respect to any Program Vehicle, the amount charged to NFLP (or any Lessee), or deducted from the Repurchase Price, by the Manufacturer of such Vehicle due to (i) damage over a prescribed limit, (ii) if applicable, damage not subject to a prescribed limit and (iii) missing equipment, in each case with respect to such Vehicle at the time such Vehicle is turned in to such Manufacturer or its agent or designee for repurchase or Auction pursuant to the applicable Manufacturer Program.

                  "EXCESS MILEAGE CHARGES" means, with respect to any Program Vehicle, the amount charged to NFLP (or any Lessee), or deducted from the Repurchase Price, by the Manufacturer of such Vehicle due to the fact that such Vehicle has mileage over a prescribed limit at the time that such Vehicle is turned in to such Manufacturer or its agent or designee for repurchase or Auction pursuant to the applicable Manufacturer Program.

                  "EXCHANGE AGREEMENT" means an agreement among NFLP, any Lessee and a Qualified Intermediary which provides for the assignment by NFLP and such Lessee, respectively, to such Qualified Intermediary of (a) Exchanged Vehicles, (b) all Exchanged Vehicle Repurchase Rights, (c) all right, title and interest of NFLP or such Lessee, as applicable, in, to and under any contracts for the sale of any Exchanged Vehicles and (d) all right, title and interest of NFLP or such Lessee, as applicable, in, to and under any contracts for the purchase of Replacement Vehicles; PROVIDED that any such Exchange Agreement will not become effective with respect to Vehicles subject to the Group I Lease until (i) satisfaction of the Rating Agency Confirmation and Consent Condition with respect to each Outstanding Series of Group I Notes and (ii) NFLP and such Lessee shall have received opinions of counsel with respect to perfection, priority and non-consolidation in substantially the same form as those delivered on the Series 1999-1 Closing Date.

                  "EXCHANGE ASSIGNMENT AGREEMENT" means an agreement with respect to a Manufacturer and its Manufacturer Program, entered into or to be entered into among NFLP and/or any Lessee, as assignor, and the Manufacturer, permitting NFLP and/or such Lessee to assign to the Qualified Intermediary NFLP's and/or such Lessee's right, title and interest in Exchanged Vehicle Repurchase Rights arising under such Manufacturer Program, which agreement will
(i) not become effective until satisfaction of the Rating Agency Confirmation and Consent Condition with respect to each Outstanding Series of Group I Notes and (ii) be in form and substance reasonably satisfactory to counsel acceptable to the Trustee.

                  "EXCHANGE FINANCING AGREEMENT" means an agreement entered into between the Qualified Intermediary acting in its capacity as the qualified intermediary of NFLP or a Lessee and the Exchange Lender pursuant to which the Exchange Lender agrees to finance the purchase of Replacement Vehicles by the Qualified Intermediary on behalf of NFLP, which financing is non-recourse to NFLP and the Qualified Intermediary and is secured by Exchanged Vehicle Repurchase Rights arising from time to time; PROVIDED that any such Exchange Financing Agreement will not become effective with respect to Vehicles subject to the Group I Lease until (i) satisfaction of the Rating Agency Confirmation and Consent Condition with respect to each Outstanding Series of Group I Notes and (ii) NFLP obtains opinions of counsel with respect to perfection, priority and non-consolidation in substantially the same form as those delivered as of the Series 1999-1 Closing Date.

                  "EXCHANGED VEHICLE" means a Designated Vehicle that (a) (i) if subject to a Manufacturer Program, has been accepted for repurchase by the Manufacturer under the related Repurchase Program, or (ii) if not subject to a Repurchase Program, has been sold to a third party, (b) (i) with respect to which NFLP or any Lessee has received or concurrently receives delivery of one or more Replacement Vehicles with an aggregate Net Book Value equal to or greater than the Termination Value of such Designated Vehicles or (ii) with respect to which the release of the Lien of the Master Collateral Agent thereon would not cause an Amortization Event or Potential Amortization Event with respect to any Series of Group I Notes to exist and (c) with respect to which the Lien of the Master Collateral Agent has been released in accordance with
SECTION 2.7 of the Master Collateral Agency Agreement.

                  "EXCHANGED VEHICLE REPURCHASE RIGHTS" means, with respect to each Exchanged Vehicle that is a Program Vehicle, all right, title and interest of NFLP or any Lessee in, to and under each Manufacturer Program associated with such Exchanged Vehicle, to the extent such right, title and interest relate to such Exchanged Vehicle, including any amendments thereof and all monies due and to become due in respect of such Exchanged Vehicle under or in connection with such Manufacturer Program, whether payable as Vehicle repurchase prices, auction sales proceeds, fees, expenses, costs, indemnities, insurance recoveries, damages for breach of the Manufacturer Program or otherwise and all rights to compel performance and otherwise exercise remedies thereunder.

                  "EXCLUDED PAYMENTS" means the following amounts payable to any Lessee or Lessor (whether payable under the Manufacturer Programs or otherwise): (i) all incentive payments payable to such Lessee or Lessor to purchase vehicles (but not any amounts payable to such Lessee or Lessor by a Manufacturer as an incentive for selling Program Vehicles outside of the related Manufacturer Program), (ii) all amounts payable to such Lessee or Lessor as compensation for the preparation by such Lessee or Lessor of newly delivered vehicles and (iii) all amounts payable to such Lessee or Lessor in reimbursement for warranty work performed by such Lessee or Lessor on the vehicles.

                  "EXISTING INDEBTEDNESS" means, with respect to a specified Person, Indebtedness of such Person issued and outstanding on the date such Person becomes a party to any Related Document, and any renewals, extensions or refundings thereof, but not any increases in the principal amounts thereof or interest rates and fees thereon, except for increases in interest rates upon the occasion of any such renewal, extension or refunding that are commercially reasonable at such time.

                  "FAIR MARKET VALUE" means, respect to any Vehicle as of any date of determination, the wholesale market value of such Vehicle as specified in the Related Month's published Lease Guide for the model class and model year of such Vehicle based on the average equipment and the average mileage of each vehicle of such model class and model year; PROVIDED, that if the Lease Guide is not being published or the Lease Guide is being published but such Vehicle is not included therein, the Finance Guide at the beginning of the model year shall be used to estimate the wholesale market value of the Vehicle, based on the Vehicle's model class and model year or the closest model class and model year thereto and a vehicle condition of "average" (as defined in the Finance Guide); PROVIDED, FURTHER, that if the Finance Guide is not being published or the Finance Guide is being published but such Vehicle is not included therein, the wholesale market value of such Vehicle shall be based on an independent third-party data source, and determined in accordance with a methodology, with respect to which the Rating Agency Confirmation Condition with respect to each Outstanding Series of Group I Notes shall have been satisfied; PROVIDED, FURTHER, that if no such third-party data source or methodology shall have been so approved or any such third-party source or methodology is not available, the wholesale market value of such Vehicle shall be the Capitalized Cost of such Vehicle less depreciation charges at a rate equal to the ANC Historical Depreciation Rate as of such date of the Capitalized Cost of such Vehicle since the date of such Vehicle's purchase.

                  "FINANCE GUIDE" means the Black Book Official Finance/Lease Guide.

                  "FINANCED VEHICLE" means an Eligible Vehicle subject to the Financing Lease.

                  "FINANCING LEASE" means the Group I Lease as supplemented by Annex B thereto.

                  "FLEET PURCHASE AMOUNT" means, on any date of determination with respect to (i) the Series 1999-1 Notes, an amount equal to 15% of the aggregate purchase commitments of all ARG Committed Purchasers on such date, and (ii) any other Series of Group I Notes, the amount set forth in the applicable Supplement.

                  "FLEET PURCHASE TRANSACTION" means a transaction in which a Lessee purchases in a single transaction a pool of Eligible Vehicles with respect to which each of the following is true: (a) the aggregate Net Book Value of the vehicles in such pool, together with the aggregate Net Book Value (as of the date of inclusion in an Initial Fleet) of all vehicles leased under the Group I Lease during the preceding 12 calendar months which were acquired by a Lessee in a Fleet Purchase Transaction, is less than the aggregate of the Fleet Purchase Amounts with respect to each Outstanding Series of Group I Notes, (b) all the vehicles in such pool are titled in the name of the same wholly owned Subsidiary of ANC, (c) all the certificates of title for the vehicles in such pool show the same party as lienholder and (d) the named lienholder in respect of such vehicles is rated at least investment grade by each Rating Agency with respect to each outstanding Series of Notes.

                  "FLEET SHARING AGREEMENT" means, with respect to the Group I Lease, an agreement pursuant to which a Lessee agrees to let a Fleet Sharing Party use Vehicles leased by such Lessee under the Group I Lease.

                  "FLEET SHARING PARTY" means an Eligible Affiliate or Eligible Franchisee that is using Vehicles pursuant to a Fleet Sharing Agreement.

                  "GAAP" means those principles of accounting set forth in pronouncements of the Financial Accounting Standards Board, the American Institute of Certified Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as of the date of a report, as such principles are from time to time supplemented and amended.

                  "GM REPURCHASE PROGRAM" means the Manufacturer Program titled "General Motors Corporation Passenger Car and Light Duty Truck 100% Repurchase Program for Daily Rental Operators - Program No. 99-02," and any substantially similar Manufacturer Program of GM for any other model years, pursuant to which the repurchase price for any Program Vehicle subject thereto is calculated based upon a specified percentage of the Capitalized Cost of such Vehicle and the month of return as set forth in such Manufacturer Program.

                  "GROUP I COLLATERAL" is defined in SECTION 3.1(A) of this Supplement.

                  "GROUP I COLLECTION ACCOUNT" is defined in SECTION 5.1(A) of this Supplement.

                  "GROUP I LEASE" means the Amended and Restated Master Motor Vehicle Lease and Servicing Agreement, dated as of June 30, 2000 among the Lessor, National and the Additional Lessees, if any, as the lessees thereunder, and ANC, as guarantor and servicer, as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms, exclusive of Lease Annexes.

                  "GROUP I NOTEHOLDERS" means the Holders of the Group I Notes.

                  "GROUP I NOTES" means, collectively, the Series 1999-1 Notes and any other Series of Notes issued pursuant to a Supplement which provides that the NFLP Obligations with respect to such Series are secured by the Group I Lease, the Vehicles leased thereunder and any other Group I Collateral.

                  "GROUP I PERCENTAGE" means, with respect to any Series of Group I Notes, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Invested Amount of such Series of Group I Notes as of such date and the denominator of which is the Aggregate Group I Invested Amount as of such date.

                  "GROUP I REQUIRED ASSET AMOUNT" means the sum of the Invested Amounts and any required overcollateralization with respect to each Outstanding Series of Group I Notes.

                  "GUARANTEED DEPRECIATION PROGRAM" means, with respect to the Series 1999-1 Notes, a guaranteed depreciation program pursuant to which a Manufacturer has agreed with the Lessor or any Lessee to (a) cause Vehicles manufactured by it or one of its Affiliates that are turned back during the specified Repurchase Period to be sold by an auction dealer, (b) cause the proceeds of any such sale to be paid to the Lessor or such Lessee by such auction dealer after such sale and (c) pay to the Lessor or such Lessee the excess, if any, of the guaranteed payment amount with respect to any such Vehicle calculated as of the Turnback Date in accordance with the provisions of such guaranteed depreciation program over the amount paid to the Lessor or such Lessee by an auction dealer pursuant to CLAUSE (B) above.

                  "GUARANTOR" means ANC, in its capacity as guarantor of each Lessee's obligations under the Group I Lease.

                  "GUARANTY" is defined in SECTION 28.1 of the Group I Lease.

                  "INCREASE" is defined in SECTION 4.2(A) of this Supplement.

                  "INELIGIBLE ASSET AMOUNT" means, as of any date of determination, an amount equal to the sum (without duplication) of (a) the aggregate of all amounts receivable (other than Excluded Payments and amounts receivable in respect of Exchanged Vehicles) as of such date by any Lessee or the Lessor under and in accordance with a Manufacturer Program with respect to Program Vehicles leased under the Group I Lease from a Manufacturer with respect to which a Manufacturer Event of Default specified in CLAUSE (I) or
(II) of the definition of "Manufacturer Event of Default" has occurred, PLUS
(b) the aggregate of all Eligible Receivables financed under the Group I Lease or the Indenture owed by a Manufacturer under and in accordance with a Manufacturer Program with respect to which a Manufacturer Event of Default specified in CLAUSE (I) or (II) of the definition of "Manufacturer Event of Default" has occurred, PLUS (c) the aggregate of all amounts receivable (other than Excluded Payments and amounts receivable in respect of Exchanged Vehicles) as of such date by any Lessee or the Lessor from a Manufacturer under and in accordance with a Manufacturer Program with respect to Program Vehicles leased under the Group I Lease which amounts are unpaid more than one hundred (100) days past the applicable Due Date, PLUS (d) the aggregate of all Eligible Receivables financed under the Group I Lease or the Indenture as of such date owed by a Manufacturer under and in accordance with a Manufacturer Program which amounts are unpaid more than one hundred (100) days past the applicable Due Date, PLUS (e) the aggregate of all amounts specified in CLAUSE (III) of the definition of "Aggregate Asset Amount" which are unpaid more than 30 days past the applicable disposition date, PLUS (f) the aggregate of all amounts specified in CLAUSES (IV) and (V) of the definition of "Aggregate Asset Amount" which are past due as of such date and in respect of which any grace period provided for in the applicable Lease for the making of such payments has expired.

                  "INITIAL DETERMINATION DATE" means, with respect to any Vehicle, the Determination Date with respect to the Related Month in which the Vehicle Lease Commencement Date for such Vehicle occurs.

                  "INITIAL FLEET" means (a) on the date any Additional Lessee is added pursuant to SECTION 29 of the Group I Lease, the Eligible Vehicles titled in the name of such Additional Lessee prior to the date such party becomes an Additional Lessee which are refinanced by the Lessor under the Group I Lease pursuant to the initial Vehicle Order of such Additional Lessee, and
(b) on any other Vehicle Funding Date, the Refinanced Vehicles included in a Fleet Purchase Transaction.

                  "INTERCREDITOR AGREEMENT" means the Amended and Restated Intercreditor and Subordination Agreement, dated as of June 30, 2000, by and among Alamo, National, Car Temps, certain subordinated creditors listed on

Schedule A thereto from time to time and certain senior creditors listed on Schedule B thereto from time to time, as the same may be amended, modified or supplemented from time to time in accordance with its terms.

                  "INTEREST COLLECTIONS" means on any date of determination, all Collections which, pursuant to the Group I Lease, represent payments of Monthly Variable Rent or Monthly Finance Rent PLUS any amounts earned on Permitted Investments in the Series 1999-1 Collection Account which are available for distribution on such date.

                  "ISSUER'S SHARE" is defined in the ARG Base Indenture.

                  "LEASE ANNEX" means Annex A or Annex B to the Group I Lease, as the same may be amended, supplemented, restated or modified from time to time in accordance with its terms.

                  "LEASE COMMENCEMENT DATE" is defined in SECTION 3.2 of the Group I Lease.

                  "LEASE EVENT OF DEFAULT" is defined in SECTION 17.1 of the Group I Lease.

                  "LEASE EXPIRATION DATE" is defined in SECTION 3.2 of the Group I Lease.

                  "LEASE GUIDE" means the National Automobile Dealers Association, Official Used Car Guide, Central Edition.

                  "LEASE PAYMENT DEFICIT" means, for any Related Month, an amount equal to the excess, if any, of (a) the aggregate amount of payments required to be made under the Group I Lease with respect to the Related Month, over (b) the aggregate amount of payments actually made under the Group I Lease with respect to the Related Month.

                  "LEASE PAYMENT RIGHTS" means all rights of NFLP to receive payments of Monthly Base Rent, Additional Base Rent, Monthly Variable Rent, Monthly Finance Rent, Termination Payments, Casualty Payments and Monthly Supplemental Payments under the Group I Lease, whether payable by any Lessee or the Guarantor.

                  "LEASING COMPANY LEASE" means, collectively, the Alamo Lease, the Car Temps Lease and any other vehicle lease to which ANC or an Affiliate of ANC is a party that together with the Alamo Lease, the Group I Lease and the Car Temps Lease secures the obligations of an Affiliate Issuer.

                  "LESSEE" means each of National and each Additional Lessee, in its capacity as a lessee under the Group I Lease, or any successor by merger to any such Person, in accordance with SECTION 25.1 of the Group I Lease, or any other permitted successor or assignee of such Person, in its capacity as a lessee, pursuant to SECTION 16 of the Group I Lease.

                  "LESSEE AGREEMENTS" means any and all Fleet Sharing Agreements entered into by any of the Lessees the subject of which includes any Vehicle leased by the Lessor to any Lessee under the Group I Lease, and any and all other contracts, agreements, guarantees, insurance, warranties, instruments or certificates entered into or delivered to the Lessee in connection therewith.

                  "LESSEE GRANTOR MASTER COLLATERAL" is defined in the Master Collateral Agency Agreement.

                  "LESSOR" means NFLP, in its capacity as the lessor under the Group I Lease.

                  "LIABILITIES" means all obligations to the Lessor of the Lessees or the Guarantor arising under or in connection with the Group I Lease, howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing, or due or to become due including, without limitation, interest accruing after the filing of a bankruptcy petition whether or not allowed as a claim.

                  "LIQUIDATION EVENT OF DEFAULT" means, so long as such event or condition continues, any of the following: (a) an event specified in SECTION
9.1 (E)(I) of the Base Indenture, (b) an Event of Bankruptcy with respect to ANC, Alamo, Car Temps, National or any other lessee under a Leasing Company Lease, (c) an Event of Bankruptcy with respect to Alamo Leasing, Car Temps Leasing, NFLP, any other lessor under a Leasing Company Lease, the General Partner, the general partner of Alamo Leasing or of Car Temps Leasing or the general partner of any other lessor under a Leasing Company Lease or (d) a payment default under any Leasing Company Lease (after giving effect to any grace period therefor set forth therein).

                  "MANUFACTURER" means a manufacturer or distributor of passenger automobiles and/or light trucks.

                  "MANUFACTURER EVENT OF DEFAULT" means, respect to a Manufacturer, (i) the failure by such Manufacturer (or if such Manufacturer's Manufacturer Program is a Guaranteed Depreciation Program, such Manufacturer or any related auction dealers) to pay any amount due under such Manufacturer's Manufacturer Program with respect to a Program Vehicle turned in to such Manufacturer and such failure continues for more than one hundred (100) days following the Due Date ("PAST DUE AMOUNTS") and the aggregate Past Due Amounts owing to any of the Lessees, any other lessee under a Leasing Company Lease, the Lessor or any other lessor under a Leasing Company Lease from such Manufacturer are equal to or in excess of the lesser of (x) $25 million and (y) the then outstanding aggregate amount of repurchase obligations of such Manufacturer under its Manufacturer Program in respect of Program Vehicles, in each case net of Past Due Amounts, aggregating no more than $50 million, (A) that are the subject of a good faith dispute as evidenced in a writing by any of the Lessees, any other lessee under a Leasing Company Lease, the Lessor or any other lessor under a Leasing Company Lease, as applicable, or the Manufacturer questioning the accuracy of amounts paid or payable in respect of certain Program Vehicles tendered for repurchase under a Manufacturer Program (as distinguished from any dispute relating to the repudiation by such Manufacturer generally of its obligations under such Manufacturer Program or the assertion by such Manufacturer of the invalidity or unenforceability as against it of such Manufacturer Program) and (B) with respect to which such Lessee, such other lessee, the Lessor or such other lessor has provided adequate reserves as reasonably determined by such Person, (ii) the occurrence of an Event of Bankruptcy with respect to such Manufacturer or (iii) the termination of such Manufacturer's Manufacturer Program or the failure of such Manufacturer's Repurchase Program or Guaranteed Depreciation Program to meet the requirements of an Eligible Manufacturer Program.

                  "MANUFACTURER PAYMENT RIGHTS" means all rights of NFLP under any Manufacturer Program to receive payments on account of Repurchase Prices of Program Vehicles.

                  "MANUFACTURER PROGRAM" means, at any time, any Repurchase Program or Guaranteed Depreciation Program that is in full force and effect with a Manufacturer (i) pursuant to which the repurchase price or guaranteed auction sale price is at least equal to (a) with respect to the GM Repurchase Program, a specified percentage of the Capitalized Cost of each Vehicle, such percentage being determined for each Vehicle based upon the model year of such Vehicle and the calendar month in which such Vehicle is returned to the Manufacturer, MINUS Excess Mileage Charges, MINUS Excess Damage Charges MINUS other similar charges, or (b) with respect to any Manufacturer Program other than the GM Repurchase Program (but including any other Manufacturer Program provided by GM), the Capitalized Cost of each Vehicle, MINUS all Depreciation Charges accrued with respect to such Vehicle prior to the date that the Vehicle is submitted for repurchase or auction, MINUS Excess Mileage Charges, MINUS Excess Damage Charges MINUS other similar charges, (ii) that cannot be amended or terminated with respect to any Vehicle after the purchase of that Vehicle, and (iii) under which, with respect to Acquired Vehicles and Company Vehicles, Lessor is an Authorized Fleet Purchaser or, with respect to Financed Vehicles (other than Company Vehicles), the Lessee thereof is an Authorized Fleet Purchaser and, in each case, the assignment of the benefits of which to the Master Collateral Agent has been acknowledged in writing by the related Manufacturer pursuant to an Assignment Agreement (PROVIDED that NFLP may also assign to the Qualified Intermediary and the Exchange Lender NFLP's rights to Exchanged Vehicle Repurchase Rights with respect to Exchanged Vehicles), and NFLP, the Master Collateral Agent and the Trustee have been provided with an officer's certificate or opinion of counsel reasonably satisfactory to them that NFLP (and the Master Collateral Agent on behalf of NFLP and the Trustee) can enforce the applicable Manufacturer's obligations thereunder with respect to Program Vehicles other than Exchanged Vehicles.

                  "MANUFACTURER RECEIVABLE" means an amount due from a Manufacturer or auction dealer under a Manufacturer Program in respect of or in connection with a Program Vehicle turned back to such Manufacturer.

                  "MASTER COLLATERAL AGENCY AGREEMENT" means the Fourth Amended and Restated Master Collateral Agency Agreement, dated as of June 30, 2000, among NFLP, Alamo Leasing, Car Temps Leasing, National, Alamo and Car Temps, as grantors, ANC, as master servicer, the various Financing Sources from time to time parties thereto, the various Beneficiaries from time to time parties thereto, and the Master Collateral Agent, as further amended, restated, modified or supplemented from time to time.

                  "MASTER COLLATERAL AGENT" means Citibank, N.A., in its capacity as Master Collateral Agent under the Master Collateral Agency Agreement, and any successor thereto or permitted assign in such capacity thereunder.

                  "MATERIAL ADVERSE EFFECT" means (A) with respect to any Lessee, Lessor or ANC, and any occurrence, event or condition with respect to any of them

                  (i) a material adverse change in the financial condition, business, assets or operations of such Lessee, Lessor or ANC, as the case may be, and its Consolidated Subsidiaries taken as a whole, that materially adversely affects the ability of such Lessee, Lessor or ANC to perform its respective obligations under any of the Related Documents; or

                  (ii) a material adverse effect on the ability of such Lessee, Lessor or ANC, as the case may be, to perform its material obligations under any of the Related Documents; and

                  (B) with respect to the Series 1999-1 Notes, an adverse effect on (a) the enforceability of the Group I Lease or (b) the priority or perfection of the Trustee's or the Master Collateral Agents' Lien on a material portion of the Group I Collateral or Master Collateral applicable thereto, respectively.

                  "MONTHLY BASE RENT" with respect to the Acquired Vehicles and the Financed Vehicles, respectively, is defined in the related Lease Annex.

                  "MONTHLY FINANCE RENT" is defined in SECTION 6 of Annex B of the Group I Lease.

                  "MONTHLY SERVICING FEE" is defined in SECTION 26.1 of the Group I Lease.

                  "MONTHLY SUPPLEMENTAL PAYMENT" is defined in SECTION 6 of Annex B of the Group I Lease.

                  "MONTHLY TOTAL PRINCIPAL ALLOCATION" means for any Related Month the sum of all Series 1999-1 Principal Allocations with respect to such Related Month.

                  "MONTHLY VARIABLE RENT" is defined in SECTION 9 of Annex A of the Group I Lease.

                  "MONTHLY VEHICLE STATEMENT" is defined in SECTION 24.6 of the Group I Lease.

                  "MOODY'S" means Moody's Investors Service, Inc.

                  "MULTIEMPLOYER PLAN" means a Pension Plan defined in Section 4001 of ERISA.

                  "MULTIPLE EMPLOYER PLAN" means a Pension Plan maintained by members of more than one Controlled Group.

                  "NAMED LESSEE" is defined in SECTION 8 of the Group I Lease.

                  "NAMED SERVICER" is defined in SECTION 26.3 of the Group I Lease.

                  "NET BOOK VALUE" means, with respect to any Vehicle being leased under the Group I Lease (a) as of any date of determination during the period from the Vehicle Lease Commencement Date for such Vehicle to but excluding the initial Determination Date, the Capitalized Cost of such Vehicle,
(b) as of the Initial Determination Date for such Vehicle, (i) the Capitalized Cost for such Vehicle MINUS (ii) the aggregate Depreciation Charges accrued with respect to such Vehicle through the last day of the Related Month in which the Vehicle Lease Commencement Date for such Vehicle occurred, (c) as of any Determination Date after the Initial Determination Date, (i) the Net Book Value of such Vehicle as calculated on the immediately preceding Determination Date MINUS (ii) the aggregate Depreciation Charges accrued with respect to such Vehicle during the Related Month (through the last day thereof), LESS, (d) if such Vehicle is a Non-Program Vehicle which was leased under the Financing Lease on the last day of the Related Month, an amount equal to (i) the amount of Additional Base Rent, if any, paid (or, prior to the applicable Payment Date, payable) on the Payment Date immediately following such Related Month DIVIDED by (ii) the number of Non-Program Vehicles leased under the Financing Lease on the last day of the Related Month. After the Initial Determination Date, on any day which is not a Determination Date, the Net Book Value of a Vehicle shall be the Net Book Value calculated for such Vehicle on the most recent Determination Date.

                  "NFLP AGREEMENTS" means the Group I Lease, the Assignment Agreements, the Base Indenture, as supplemented by this Supplement, the Receivables Trust Agreement and the Master Collateral Agency Agreement.

                  "NFLP OBLIGATIONS" means all principal and interest, at any time and from time to time, owing by NFLP on the Group I Notes and all costs, fees and expenses payable by, or obligations of, NFLP under the Base Indenture, the Series 1999-1 Supplement and the other Related Documents with respect to the Group I Notes.

                  "NON-PROGRAM MAXIMUM TERM" means, with respect to a Non-Program Vehicle, the earlier of (x) the last day of the forty-second (42nd) month after the date of the original new dealer invoice for such Non-Program Vehicle and (y) the last day of the maximum Vehicle Lease term for such Non-Program Vehicle under the Group I Lease.

                  "NON-PROGRAM VEHICLE" means a Vehicle which is not subject to a Manufacturer Program at the time of its leasing under the Group I Lease or which is redesignated as a Non-Program Vehicle pursuant to SECTION 14 of the Group I Lease.

                  "NON-PROGRAM VEHICLE REPORT" is defined in SECTION 24.6 of the Group I Lease.

                  "OFFICER'S CERTIFICATE" means a certificate signed by an Authorized Officer of the Guarantor, Lessor or the applicable Lessee, as the case may be.

                  "OPERATING LEASE" means the Group I Lease as supplemented by Annex A thereto.

                  "OPINION OF COUNSEL" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to NFLP or any Lessee. An Opinion of Counsel may, to the extent same is based on any factual matter, rely on an Officer's Certificate as to the truth of such factual matter.

                  "PAYMENT DATE" means the 20th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing March 22, 1999.

                  "PERMITTED ENCUMBRANCES" means: (a) a Lien securing a tax, assessment or other governmental charge or levy (excluding any Lien arising under any of the provisions of ERISA) or the claim of any materialman, mechanic, carrier, warehouseman or landlord for labor, materials, supplies or rentals incurred in the ordinary course of business, and foreclosure, distraint, sale or other similar proceedings shall not have been commenced; (b) a Lien on the properties and assets of a Subsidiary of any of the Lessees securing Indebtedness owing to such Lessee; (c) a Lien consisting of a deposit or pledge made, in the ordinary course of business, in connection with, or to secure payment of, obligations under worker's compensation, unemployment insurance or similar legislation; (d) a Lien constituting an encumbrance in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property which does not materially detract from the value of such property or impair the use thereof in the business of any Lessee or any Subsidiaries; (e) a Lien constituting a lease or sublease granted by any Lessee or any Subsidiary to others in the ordinary course of business; (f) a Lien existing on (i) property of any Person at the time such Person becomes a Consolidated Subsidiary of any Lessee or (ii) any asset prior to the acquisition thereof by any of any Lessee or a Consolidated Subsidiary, but only, in the case of either CLAUSE (I) or (II), if such Lien was not created in contemplation thereof and so long as the obligation secured by such Lien is not in default and such Lien is and will remain confined to the property subject to it at the time such Person becomes a Consolidated Subsidiary of any Lessee or such property is acquired and to fixed improvements thereafter erected on such property; (g) a Lien in existence on the Series 1999-1 Closing Date, but only, in the case of each such Lien, to the extent it secures Existing Indebtedness;

(h) a Lien securing Purchase Money Indebtedness but only if, in the case of each such Lien: (i) such Lien shall at all times be confined solely to the asset the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien and to fixed improvements then or thereafter erected on such asset; (ii) such Lien attached to such asset within 90 days of the acquisition of such property; and (iii) the aggregate principal amount of Purchase Money Indebtedness secured by such Lien shall at no time exceed an amount equal to the lesser of (A) the cost (including the principal amount of such Indebtedness, whether or not assumed) to any Lessee or a Consolidated Subsidiary of the asset subject to such Lien and (B) the fair value of such asset at the time of such acquisition; (i) a Lien constituting a renewal, extension or replacement of a Lien constituting a Permitted Encumbrance by virtue CLAUSE (F), (G) or (H) of this definition, but only, in the case of each such renewal, extension or replacement Lien, to the extent that the principal amount of indebtedness secured by such Lien does not exceed the principal amount of such indebtedness so secured at the time of the extension, renewal or replacement, and that such renewal, extension or replacement Lien is limited to all or a part of the property that was subject to the Lien extended, renewed or replaced and to fixed improvements then or thereafter erected on such property; and (j) a Lien arising pursuant to an order of attachment, distraint or similar legal process arising in connection with legal proceedings, but only if and so long as the execution or other enforcement thereof is not unstayed for more than twenty (20) days. For this purpose "PURCHASE MONEY INDEBTEDNESS" means Indebtedness of any Lessee or any Consolidated Subsidiary that, within 90 days of such purchase, is incurred to finance part or all of (but not more than) the purchase price of a tangible asset in which neither such Lessee nor any Subsidiary had at any time prior to such purchase any interest other than a security interest or an interest as lessee under an operating lease and renewals, extensions or refundings, thereof, but not any increases in the principal amounts thereof or interest rates thereon, except for increases in interest rates upon the occasion of any such renewal, extension or refunding that are commercially reasonable at such time.

                  "PERMITTED INVESTMENTS" means negotiable instruments or securities maturing on or before the Distribution Date next occurring after the investment therein, payable in Dollars, issued by an entity organized under the laws of the United States of America and represented by instruments in bearer or registered or in book-entry form which evidence (i) obligations the full and timely payment of which are to be made by or is fully guaranteed by the United States of America other than financial contracts whose value depends on the values or indices of asset values; (ii) demand deposits of, time deposits in, or certificates of deposit issued by, any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof whose short-term debt is rated P-1 by Moodys and A-1 or higher by Standard & Poor's and subject to supervision and examination by Federal or state banking or depositary institution authorities; PROVIDED, HOWEVER, that at the earlier of (x) the time of the investment and (y) the time of the contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, or long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depositary institution or trust company shall have a credit rating from Standard & Poor's of "A-1+", in the case of certificates of deposit or short-term deposits, or a rating from Standard & Poor's not lower than "AA", in the case of long-term unsecured debt obligations; (iii) commercial paper having, at the earlier of
(x) the time of the investment and (y) the time of the contractual commitment to invest therein, a rating from Standard & Poor's of "A-l+"; (iv) bankers' acceptances issued by any depositary institution or trust company described in CLAUSE (II) above; (v) investments in money market funds rated "AAm" by Standard & Poor's or otherwise approved in writing by Standard & Poor's; (vi) Eurodollar time deposits having a credit rating from Standard & Poor's of "A-l+"; (vii) repurchase agreements involving any of the Permitted Investments described in CLAUSES (I) and (VI) above and the certificates of deposit described in CLAUSE (II) above which are entered into with a depository institution or trust company, having a commercial paper or short-term certificate of deposit rating of "A-l+" by Standard & Poor's and P-1 by Moody's or which otherwise is approved as to collateralization by the Rating Agencies; and (viii) any other instruments or securities, if the Rating Agencies confirm in writing that the investment in such instruments or securities will not adversely affect any ratings with respect to any Series of Notes.

                  "PHYSICAL PROPERTY" means banker's acceptances, commercial paper, negotiable certificates of deposits and other obligations that constitute "instruments" within the meaning of Section 9-105(l)(i) of the applicable UCC and are susceptible to physical delivery and Certificated Securities.

                  "POTENTIAL LEASE EVENT OF DEFAULT" means any occurrence or event which, with the giving of notice, passage of time or both, would constitute a Lease Event of Default.

                  "PROGRAM VEHICLE" means a Vehicle eligible, and subject to, a Manufacturer Program.

                  "QUALIFIED INTERMEDIARY" means a party, rated not less than A by Standard & Poor's and A2 by Moody's and designated in an Exchange Agreement as an intermediary for exchanges of Vehicles by NFLP or any Lessee pursuant to such Exchange Agreement.

                  "RATING AGENCIES" means, with respect to (i) the Series 1999-1 Notes, Standard & Poor's, Moody's and any other nationally recognized rating agency rating any series of ARG Notes at the request of ARG or rating any commercial paper notes issued by a special purpose company at the request of ARG in order to finance such special purpose company's purchase of any series of ARG Notes from ARG and (ii) any other Series of Group I Notes, any rating agency or agencies then issuing a rating for (x) such Series of Group I Notes or any class thereof, (y) a series of notes issued by an Affiliate Issuer secured by such outstanding Series of Group I Notes or (z) commercial paper notes issued to fund the purchase of a series of notes issued by an Affiliate Issuer secured by such outstanding Series of Group I Notes, in each case, at the request of NFLP or any Lessee.

                  "RATING AGENCY CONFIRMATION AND CONSENT CONDITION" means with respect to (i) the Series 1999-1 Notes and any action, that (i) each Rating Agency shall have notified the Trustee, ARG and the ARG Trustee in writing that such action will not result in a reduction or withdrawal of the rating of any series of ARG Notes (without regard to the presence of any insurance policy guaranteeing the payment of principal of, or interest on, any such series of ARG Notes) or the rating of any commercial paper notes issued by an ARG Committed Purchaser and (ii) ARG shall have consented in writing to such action and (ii) any other Series of Group I Notes, the actions and consents described in the applicable Supplement.

                  "RATING AGENCY CONFIRMATION CONDITION" means, with respect to
(i) the Series 1999-1 Notes and any action, that each Rating Agency shall have notified the Trustee, ARG and the ARG Trustee in writing that such action will not result in a reduction or withdrawal of the rating of any series of ARG Notes (without regard to the presence of any insurance policy guaranteeing the payment of principal of, or interest on, any such series of ARG Notes) or the rating of any commercial paper notes issued by a special purpose company at the request of ARG in order to finance such special purpose company's purchase of any series of ARG Notes from ARG and (ii) any other Series of Group I Notes, the actions described in applicable Supplement.

                  "RECEIVABLES TRUST" means the trust created under and pursuant to the Receivables Trust Agreement.

                  "RECEIVABLES TRUST AGREEMENT" means the trust agreement dated as of February 26, 1999 between NFLP, as grantor, and The Bank of New York (Delaware), as trustee.

                  "RECEIVABLES TRUSTEE" means The Bank of New York (Delaware), in its capacity as trustee under the Receivables Trust Agreement.

                  "RECORD DATE" means, with respect to each Distribution Date, the Business Day immediately preceding such Distribution Date.

                  "REFINANCED VEHICLE SCHEDULE" is defined in SECTION 2.1(B) of the Group I Lease.

                  "REFINANCED VEHICLES" means Eligible Vehicles (a) owned by Lessor or any Lessee prior to the Lease Commencement Date under the Group I Lease (i) which are (A) subject to the lien of the Master Collateral Agent or
(B) listed on Schedule II to the Supplement and a first priority lien on which has been assigned to the Master Collateral Agent and (ii) are refinanced by Lessor under the Group I Lease on the Series 1999-1 Closing Date, (b) owned by any Additional Lessee prior to the Additional Lessee Closing Date with respect to such Additional Lessee (i) a first priority lien in which has been assigned to the Master Collateral Agent, and (ii) which are refinanced by Lessor under the Financing Lease on the Additional Lessee Closing Date with respect to such Additional Lessee, (c) owned by Lessor or a Lessee and (i) with respect to which the lien of the Master Collateral Agent is noted on the Certificate of Title and (ii) which are refinanced by Lessor under the Group I Lease on any date after the Lease Commencement Date under the Group I Lease or (d) acquired by a Lessee in a Fleet Purchase Transaction (i) a first priority lien in which has been assigned to the Master Collateral Agent and (ii) which are refinanced by Lessor under the Financing Lease.

                  "RELATED DOCUMENTS" means, collectively, the Collateral Agreements, the Indenture, the Series 1999-1 Notes, any other Series of Group I Notes, any Enhancement Agreement, any Swap Agreement and any agreements relating to the issuance or the purchase of any of the Series of Group I Notes or the Group I Lease.

                  "RELATED MONTH" means, (i) with respect to any Payment Date, Determination Date or Distribution Date, the most recently ended calendar month and (ii) with respect to a Series 1999-1 Interest Period, the month in which such Series 1999-1 Interest Period commences; PROVIDED, HOWEVER, that with respect to the above CLAUSE (I) the initial Related Month shall be the period from and including the date of issuance of the first Series of Notes to and including the last day of the calendar month in which such issuance occurs.

                  "RENT", with respect to each Acquired Vehicle and each Financed Vehicle, is defined in SECTION 9 of Annex A to the Group I Lease and in SECTION 6 of Annex B to the Group I Lease, respectively.

                  "REPLACEMENT VEHICLE" means an Eligible Vehicle (i) which is owned by NFLP or any Lessee, (ii) which is in the possession of NFLP or any Lessee, (iii) with respect to which the Vehicle Perfection and Documentation Requirements have been satisfied, (iv) which is subject to no Liens other than the Lien of the Master Collateral Agent and (v) which (a) has been acquired pursuant to an Exchange Agreement as a Replacement Vehicle for a Designated Vehicle or Designated Vehicles, (b) (1) has a Net Book Value equal to or greater than the aggregate Termination Value of the Designated Vehicle or Designated Vehicles which it replaces or (2) has a Net Book Value when aggregated with the Net Book Value of one or more other Replacement Vehicles tendered in exchange for a Designated Vehicle equal to or greater than the Termination Value for such Designated Vehicle and (c) has been designated on the Servicer's computer system as a Related Vehicle with respect to the Beneficiary to which the related Designated Vehicle or Designated Vehicles are designated.

                  "REPURCHASE AMOUNT" means, on the Repurchase Date, an amount equal to the Series 1999-1 Invested Amount, plus (i) all accrued and unpaid interest on the Series 1999-1 Notes for the period from and including the immediately preceding Distribution Date to and excluding the Repurchase Date calculated at the Series 1999-1 Note Rate, (ii) the Series Monthly Servicing Fee with respect to the Series 1999-1 Notes calculated for the period from and including the immediately preceding Distribution Date to and excluding the Repurchase Date and (iii) without duplication, any other Accrued Amounts with respect to the Series 1999-1 Notes then due and payable.

                  "REPURCHASE DATE" is defined in SECTION 8.1 of this Supplement.

                  "REPURCHASE PRICE" with respect to any Vehicle (i) subject to a Repurchase Program means the price paid or payable by the Manufacturer thereof to repurchase such Vehicle pursuant to its Manufacturer Program and
(ii) subject to a Guaranteed Depreciation Program means the amount which the Manufacturer thereof guarantees will be paid to any of the Lessees or NFLP as the seller of such vehicle by such Manufacturer and/or the related auction dealers upon the disposition of such Vehicle pursuant to its Manufacturer Program.

                  "REPURCHASE PROGRAM" means a program pursuant to which a Manufacturer has agreed with a Lessee or NFLP to repurchase Vehicles manufactured by such Manufacturer or one of its Affiliates during the specified Repurchase Period.

                  "REQUIRED NOTEHOLDERS" means, with respect to the Series 1999-1 Notes, the ARG Trustee acting at the direction of the requisite percentage of the ARG Noteholders in accordance with the ARG Indenture.

                  "REQUISITE INVESTORS" means Noteholders holding in excess of 50% of the aggregate Invested Amount of all outstanding Series of Group I Notes (excluding, for the purposes of making the foregoing calculation, any Notes held by (i) NFLP or any Affiliate of NFLP (other than an Affiliate Issuer) or
(ii) any Lessee or any Affiliate of any Lessee (other than an Affiliate
Issuer)).

                  "REVISED ARTICLE 8" means Revised Article 8 (1994 Version) (and corresponding amendments to Article 9) as promulgated by the National Conference of Commissioners on Uniform State Laws.

                  "SECURITIES INTERMEDIARY" means a "securities intermediary" within the meaning of Section 8-102(a)(14) of Revised Article 8.

                  "SECURITY ENTITLEMENT" means a "security entitlement" within the meaning of Section 8-102(a)(17) of Revised Article 8.

                  "SECURED PARTIES" is defined in SECTION 3.1(A) of this Supplement.

                  "SERIES MONTHLY SERVICING FEE" means, on each Payment Date with respect to any Series of Group I Notes, an amount equal to the product of
(a) one-twelfth of the Servicing Fee Percentage with respect to such Series of Notes and (b) the Invested Amount of such Series of Notes on the immediately preceding Payment Date (after giving effect to any payments of principal on such date).

                  "SERIES 1996-1 NOTES" means the Rental Car Asset Backed Notes, Series 1996-1, issued by NFLP pursuant to the related Supplement.

                  "SERIES 1999-1 ACCRUED INTEREST ACCOUNT" is defined in
SECTION 5.1(B) of this Supplement.

                  "SERIES 1999-1 AGGREGATE ASSET AMOUNT" means, as of any date of determination, the product of (a) the Group I Percentage with respect to the Series 1999-1 Notes as of such date and (b) the Aggregate Asset Amount as of such date.

                  "SERIES 1999-1 CLOSING DATE" means February 26, 1999.

                  "SERIES 1999-1 COLLECTION ACCOUNT" is defined in SECTION 5.1(B) of this Supplement.

                  "SERIES 1999-1 DEMAND NOTE" means the demand note made by ANC to National and assigned by National to NFLP which is payable by ANC upon NFLP's demand, substantially in the form of EXHIBIT B.

                  "SERIES 1999-1 DEPOSIT DATE" is defined in SECTION 5.2 of this Supplement.

                  "SERIES 1999-1 ENHANCEMENT AMOUNT" means, as of any date of determination, the Series 1999-1 Overcollateralization Amount as of such date.

                  "SERIES 1999-1 ENHANCEMENT DEFICIENCY" means, on any date of determination, the amount by which the Series 1999-1 Enhancement Amount is less than the Series 1999-1 Required Enhancement Amount as of such date.

                  "SERIES 1999-1 EXCESS COLLECTION ACCOUNT" is defined in
SECTION 5.1(B) of this Supplement.

                  "SERIES 1999-1 INITIAL INVESTED AMOUNT" means $1,206,663,350.

                  "SERIES 1999-1 INTEREST PERIOD" means a period commencing on and including a Distribution Date and ending on and including the day preceding the next succeeding Distribution Date; PROVIDED, HOWEVER, that the initial Series 1999-1 Interest Period shall commence on and include the Series 1999-1 Closing Date and end on and include March 21, 1999.

                  "SERIES 1999-1 INVESTED AMOUNT" means, when used with respect to any date, an amount equal to (a) the Series 1999-1 Initial Invested Amount MINUS (b) the amount of principal payments made pursuant to SECTION 5.4 of this Supplement to the Series 1999-1 Noteholder on or prior to such date PLUS (c) any Increases in the Series 1999-1 Invested Amount pursuant to SECTION 4.2 of this Supplement on or prior to such date.

                  "SERIES 1999-1 INVESTED PERCENTAGE" means on any date of determination:

                  (a) when used with respect to Principal Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be equal to the sum of the Series 1999-1 Invested Amount and the Series 1999-1 Overcollateralization Amount, determined during the Series 1999-1 Revolving Period at the close of business on the immediately preceding Business Day, or, during the Series 1999-1 Rapid Amortization Period, at the close of business on the last day of the Series 1999-1 Revolving Period, and the denominator of which shall be the greater of (I) the Aggregate Asset Amount determined during the Series 1999-1 Revolving Period as of such date of determination or, during the Series 1999-1 Rapid Amortization Period, at the close of business on the last day of the Series 1999-1 Revolving Period, and
(II) as of the same date as in CLAUSE (I) the sum of the numerators used to determine invested percentages for allocations with respect to Principal Collections (for all Series of Group I Notes and all classes of such Series of Group I Notes); and

                  (b) when used with respect to Interest Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be the Accrued Amounts with respect to the Series 1999-1 Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Group I Notes on such date of determination.

                  "SERIES 1999-1 LIMITED LIQUIDATION EVENT OF DEFAULT" means, so long as such event or condition continues, any Series 1999-1 Affiliate Issuer Liquidation Event or any event or condition of the type specified in CLAUSE (A), (B), (C) or (D) of Article 7 of this Supplement that continues for thirty (30) days (without double counting the cure period, if any, provided therein); PROVIDED, HOWEVER, that any Series 1999-1 Affiliate Issuer Liquidation Event or event or condition of the type specified in CLAUSE (A),
(B), (C) or (D) of SECTION 7.1 of this Supplement shall not constitute a Series 1999-1 Limited Liquidation Event of Default if within such thirty (30) day period, such Series 1999-1 Affiliate Issuer Liquidation Event, Series 1999-1 Enhancement Deficiency or payment default, as the case may be, shall have been cured, and, after such cure is provided for, the Rating Agency Confirmation Condition with respect to the Series 1999-1 Notes shall have been satisfied with respect to such cure.

                  "SERIES 1999-1 MAXIMUM INVESTED AMOUNT" means $3,000,000,000, as such amount may be increased or reduced from time to time pursuant to a written agreement between NFLP and ARG.

                  "SERIES 1999-1 NOTEHOLDER" means ARG, as registered holder of the Series 1999-1 Notes.

                  "SERIES 1999-1 NOTE RATE" means, with respect to any Series 1999-1 Interest Period, the interest rate equal to the sum of (a) 1/12 of the Additional Spread Percentage as of the first day of such Series 1999-1 Interest Period and (b) the percentage equivalent of a fraction, the numerator of which is equal to (i) the sum of (x) the product of (A) the sum of (l) the aggregate amount of interest payable by ARG on the ARG Notes in respect of such Series 1999-1 Interest Period on the next succeeding Distribution Date (excluding any amounts previously paid pursuant to SECTION 5.3(C) of this Supplement), (2) all unpaid fees, costs, expenses and indemnities payable by ARG on or prior to such Distribution Date pursuant to the ARG Indenture and any of the other ARG Agreements (including any amounts payable by ARG to any Person providing credit enhancement for any ARG Notes), (3) all unreimbursed out-of-pocket costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by

ARG in connection with the administration, enforcement, waiver or amendment of the ARG Indenture and any of the other ARG Agreements on or prior to such Distribution Date and (4) all other operating expenses of ARG (including any management fees) and (B) the Issuer's Share as of the first day of such Series 1999-1 Interest Period and (y) all unreimbursed out-of-pocket costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by ARG in connection with the administration, enforcement, waiver or amendment of any Related Document prior to such Distribution Date and (ii) the denominator of which is equal to the average daily Series 1999-1 Invested Amount during such Series 1999-1 Interest Period, PROVIDED, HOWEVER, that the Series 1999-1 Note Rate will in no event be higher than the maximum rate permitted by applicable law.

                  "SERIES 1999-1 NOTES" means any one of the Series 1999-1 Variable Funding Rental Car Asset Backed Notes, executed by NFLP and authenticated and delivered by or on behalf of the Trustee, substantially in the form of EXHIBIT A.

                  "SERIES 1999-1 OVERCOLLATERALIZATION AMOUNT" means, as of any date of determination, the excess, if any, of the Series 1999-1 Aggregate Asset Amount over the Series 1999-1 Invested Amount as of such date.

                  "SERIES 1999-1 PRINCIPAL ALLOCATION" is defined in SECTION 5.2(A)(II) of this Supplement.

                  "SERIES 1999-1 RAPID AMORTIZATION PERIOD" means the period beginning at the close of business on the Business Day immediately preceding the day on which a Termination Event is deemed to have occurred and ending upon the earliest to occur of (i) the date on which the Series 1999-1 Notes are fully paid, (ii) the Series 1999-1 Termination Date and (iii) the termination of the Indenture.

                  "SERIES 1999-1 REQUIRED ENHANCEMENT AMOUNT" means, as of any date of determination, the Series 1999-1 Required Overcollateralization Amount on such date.

                  "SERIES 1999-1 REQUIRED OVERCOLLATERALIZATION AMOUNT" means, as of any date of determination, the product of (x) 0.50% and (y) the Series 1999-1 Invested Amount as of such date.

                  "SERIES 1999-1 REVOLVING PERIOD" means the period from and including the Series 1999-1 Closing Date to the commencement of the Series 1999-1 Rapid Amortization Period.

                  "SERIES 1999-1 SERVICING FEE PERCENTAGE" means 0.50% per annum.

                  "SERIES 1999-1 TERMINATION DATE" means the first Distribution Date that is 60 or more months after the ARG Revolving Period Termination Date.

                  "SERVICER" means ANC, in its capacity as servicer of Vehicles under the Group I Lease and as master servicer under the Master Collateral Agency Agreement, unless the Master Collateral Agent shall have assumed any duties and obligations of the Servicer pursuant to the applicable provisions of the Master Collateral Agency Agreement, and thereafter "Servicer" shall, to such extent, include the Master Collateral Agent.

                  "SUBORDINATED NOTE" means the subordinated note made by ANC to National and assigned to NFLP which is payable by ANC upon NFLP's demand.

                  "SUB-SERVICER" is defined in SECTION 26.3 of the Group I
Lease.

                  "SUPPLEMENT" is defined in the preamble.

                  "SUPPLEMENTAL DOCUMENTS" is defined in SECTION 2.1(C) of the Group I Lease.

                  "TERM" is defined in SECTION 3.2 of the Group I Lease.

                  "TERMINATION EVENT" means the earlier to occur of (a) the day on which an Amortization Event is deemed to have occurred with respect to the Series 1999-1 Notes and (b) the ARG Revolving Period Termination Date.

                  "TERMINATION PAYMENT" is defined in SECTION 12.3(B) of the Group I Lease.

                  "TERMINATION VALUE" means, with respect to any Vehicle, as of any date, an amount equal to (i) the Capitalized Cost of such Vehicle, MINUS
(ii) unless otherwise deducted in the calculation of "Capitalized Cost", all Depreciation Charges for such vehicle accrued prior to such date.

                  "TURNBACK DATE" means, with respect to any Program Vehicle, the date on which such Vehicle is accepted for return by a Manufacturer or its agent pursuant to its Manufacturer Program and the Depreciation Charges cease to accrue pursuant to its Manufacturer Program.

                  "UNCERTIFICATED SECURITY" means an "uncertificated security" within the meaning of the applicable UCC.

                  "UNITED STATES SECURITY ENTITLEMENT" means a "Security Entitlement" as defined in 31 C.F.R.ss.357.2,24 C.F.R. ss.1.2, 12
C.F.R.ss.912.1, 12 C.F.R.ss.1511.1, 12 C.F.R.ss.615.5450 or 31 C.F.R.ss.354.1.

                  "USED VEHICLE" is defined in SECTION 2.1(E) of the Group I Lease.

                  "USED VEHICLE TRANSACTION" is defined in SECTION 2.1(E) of the Group I Lease.

                  "VEHICLE" means a passenger automobile or light truck purchased, financed or refinanced by NFLP under the Group I Lease and pledged under the Master Collateral Agency Agreement for the benefit of the Trustee (on behalf of the Group I Noteholders), but solely during the Vehicle Term for such Vehicle.

                  "VEHICLE ASSIGNMENT AND NOMINEE AGREEMENT" means, with respect to any Vehicles in an Initial Fleet leased by a Lessee, the vehicle assignment and nominee agreement among such Lessee, the Master Collateral Agent and the other parties thereto, pursuant to which the then existing liens in such Vehicles are assigned to the Master Collateral Agent.

                  "VEHICLE FUNDING DATE" is defined in SECTION 3.1 of the Group I Lease.

                  "VEHICLE LEASE COMMENCEMENT DATE" is defined in SECTION 3.1 of the Group I Lease.

                  "VEHICLE LEASE EXPIRATION DATE" with respect to each Vehicle, means the earliest of (i) the Disposition Date for such Vehicle, (ii) if such Vehicle becomes a Casualty or ceases to be an Eligible Vehicle, the date funds in the amount of the Net Book Value thereof are received by the Lessor, the Master Collateral Agent or the Trustee (including deposit into the Collection Account or the Master Collateral Account) from the Lessee thereof in accordance with the Group I Lease, and (iii) the last day of the maximum Vehicle Lease term of the Operating Lease and the Financing Lease, as applicable, as specified in, respectively, PARAGRAPH 5 of each of Annex A and Annex B to the Group I Lease.

                  "VEHICLE ORDER" is defined in SECTION 2.1(C) of the Group I Lease.

                  "VEHICLE PERFECTION AND DOCUMENTATION REQUIREMENTS" means,
(i) with respect to a Vehicle (other than, to the extent permitted under the Group I Lease, Vehicles in an Initial Fleet), submission within the applicable statutory period of an application for the issuance of a certificate of title for such Vehicle with the department of registry of motor vehicles of the applicable state in which such Vehicle is to be registered, which application shall reflect the following: Lessor or any Lessee, as the registered owner and the Master Collateral Agent as the first lienholder or (ii) in the case of such Vehicles in such Initial Fleet, the assignment to the Master Collateral Agent of the lienholder's lien with respect to such Vehicles in such Initial fleet.

                  "VEHICLE PURCHASE PRICE" means, on any date of determination and for any Acquired Vehicle, an amount equal to the greater of (a) the sum of the applicable Net Book Value of the Vehicle and all unpaid Depreciation Charges accruing with respect thereto through the last day of the Related Month to the date of purchase by any of the Lessees, and (b) the Fair Market Value of such Vehicle.

                  "VEHICLE TERM" is defined in SECTION 3.1 of the Group I
Lease.

                  "VFR" means, for any period, an interest rate equal to the quotient (expressed as a percentage) of (i) the amount of interest accrued during such period with respect to all Series of Group I Notes, divided by (ii) the average daily aggregate Invested Amounts of all Series of Group I Notes during such period.

                  "VIN" means vehicle identification number.

                                                                      EXHIBIT A
                                                    TO SERIES 1999-1 SUPPLEMENT

                           FORM OF SERIES 1999-1 NOTE

                                                                   Exhibit A to
                                                       Series 1999-1 Supplement

                            FORM OF VARIABLE FUNDING


                  RENTAL CAR ASSET BACKED NOTE, SERIES 1999-1


                  REGISTERED                                           $o


                  No. R-1


                  SEE REVERSE FOR CERTAIN CONDITIONS




                  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF _____________, A DELAWARE LIMITED PARTNERSHIP (THE "COMPANY"). THAT THIS NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION. THIS
NOTE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE INDENTURE REFERRED TO HEREIN.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AND SUBJECT TO INCREASES AND DECREASES AS SET FORTH HEREIN AND IN THE INDENTURE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                                    [ISSUER]

         VARIABLE FUNDING RENTAL CAR ASSET BACKED NOTES, SERIES 1999-1


                  [ISSUER], a Delaware limited partnership (herein referred to as the "Company"), for value received, hereby promises to pay to The Bank of New York, a New York banking corporation, as trustee (the "TRUSTEE") under the Base Indenture (the "NOTEHOLDER"), or its registered assigns, the principal sum of ______________ ($_______) or, if less, the aggregate unpaid principal amount shown on the schedule attached hereto (and any continuation thereof), which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Note shall be due on the Series 1999-1 Termination Date. The Company will pay interest on this Note at the Series 1999-1 Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Note is paid or made available for payment, to the extent funds are available from Interest Collections allocable to the Series 1999-1 Notes processed from but not including the preceding Distribution Date through and including the succeeding Distribution Date in respect of (x) first, an amount equal to interest accrued on the Series 1999-1 Notes during the Series 1999-1 Interest Period ending on the day preceding such succeeding Distribution Date which will be equal to the product of (l) the Series 1999-1 Note Rate for such Series 1999-1 Interest Period and (2) the average daily Series 1999-1 Invested Amount during such Series 1999-1 Interest Period, and (y) then, an amount equal to the amount of any unpaid Deficiency Amounts, as of the preceding Distribution Date (together with any accrued interest on such Deficiency Amounts). In addition, the Company will pay interest on this Note, to the extent funds are available from Interest Collections allocable to the Series 1999-1 Notes, on the dates set forth in
Section 3.3(c) of the Series Supplement. The principal amount of this Note shall be subject to Increases and Decreases on any Business Day during the Series 1999-1 Revolving Period, and accordingly, such principal amount is subject to prepayment at any time. During the Series 1999-1 Revolving Period, this Note is subject to mandatory prepayment, to the extent funds are available therefor in the Series 1999-1 Excess Collection Account, in accordance with the Indenture. Beginning on the first Distribution Date following the occurrence of an Amortization Event with respect to the Series 1999-1 Notes, subject to Decreases on any Business Day, the principal of this Note shall be paid in installments on each subsequent Distribution Date to the extent of funds available for payment therefor pursuant to the Indenture. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note. This Note does not represent an interest in, or an obligation of, the Servicer or any affiliate of the Servicer other than the Company.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: The Bank of New York, 101 Barclay Street (Floor 12 East), New York, New York 10286, Attention: Corporate Trust Division. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

                  Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated:  ________, ____                      [ISSUER]

                                            By:    [GENERAL PARTNER],
                                                     its general partner



                                            By:
                                                -------------------------------
                                                   Name:    Dwight Jenkins
                                                   Title:   Vice President and
                                                            Assistant Secretary

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

             This is one of the Notes of a Series issued under the
                          within-mentioned Indenture.

Dated:  ________, ____

                                            THE BANK OF NEW YORK,
                                              as Trustee

                                            By:
                                                -------------------------------
                                                  Authorized Signatory

                         REVERSE OF SERIES 1991-1 NOTE

                  This Note is one of a duly authorized issue of Notes of the Company, designated as its Variable Funding Rental Car Asset Backed Notes, Series 1999-1 (herein called the "SERIES 1999-1 NOTES") all issued under (i) a Base Indenture, dated as of February 26, 1999 (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the "BASE INDENTURE"), between the Company and the Trustee, and (ii) a Series 1999-1 Supplement, dated as of February 26, 1999 (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the "SERIES SUPPLEMENT"), between the Company and the Trustee. The Base Indenture and the Series Supplement are referred to herein as the "INDENTURE". The Series 1999-1 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the indenture, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, shall have the meanings assigned to them in or pursuant to the Indenture, as so amended, supplemented or otherwise modified.

                  The Series 1999-1 Notes are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the indenture and the Series Supplement.

                  "DISTRIBUTION DATE" means the 20th day of each calendar month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing March 22, 1999.

                  As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 1999-1 Termination Date. Notwithstanding the foregoing, this Note is subject to mandatory prepayment, to the extent funds are available therefor in the Series 1999-1 Excess Collection Account, in accordance with the indenture, and if an Amortization Event with respect to the Series 1999-1 Notes, a Liquidation Event of Default or a Series 1999-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Series 1999-1 Notes may be paid earlier, as described in the Indenture. All principal payments on the Series 1999-1 Notes shall be made pro rata to the Series 1999-1 Noteholders entitled thereto.

                  Payments of interest on this Note are due and payable on each Distribution Date or such other date as may be specified in the Series Supplement, together with the installment of principal then due, if any, and any payments of principal made on any Business Day in respect of any Decreases, to the extent not in full payment of this Note, shall be made by wire transfer to the Holder of record of this Note (or one or more predecessor Series 1999-1 Notes) on the Note Register as of the close of business on each Record Date. Any reduction in the principal amount of this Note (or any one or more predecessor Series 1999-1 Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Series 1999-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date or on any Business Day, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed within five days of such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office.

                  The Company shall pay interest on overdue installments of interest at the Series 1999-1 Note Rate to the extent lawful.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Series 1999-1 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Series 1999-1 Noteholder, by acceptance of a Series 1999-1 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Trustee or the Company on the Series 1999-1 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against the Trustee in its individual capacity, any limited partner of the Company or against the capital or any other asset of the General Partner or any member thereof or against any stockholder, member, employee, officer, director or incorporator of the General Partner; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note, subject to SECTION 13.17 of the Base Indenture.

                  Each Series 1999-1 Noteholder, by acceptance of a Series 1999-1 Note, covenants and agrees that by accepting the benefits of the Indenture, prior to the date which is one year and one day after the payment in full of the latest maturing Note, it will not institute against, or join with any other Person in instituting against, the Company or the General Partner, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any Federal or state bankruptcy or similar law.

                  Prior to the due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  It is the intent of the Company and each Series 1999-1 Noteholder that, for Federal, state and local income and franchise tax purposes only, the Series 1999-1 Notes will evidence indebtedness of the Company secured by the Collateral. Each Series 1999-1 Noteholder, by the acceptance of this Note, agrees to treat this Note for purposes of Federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Company.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1999-1 Notes under the Indenture at any time by the Company with the consent of the Requisite Investors (or the Required Noteholders of a Series of Notes, in respect of any amendment, modification or waiver of or to the Indenture or any Related Document which affects only the Noteholders of such Series of Notes and does not affect the Noteholders of any other Series of Notes, as substantiated by an Opinion of Counsel to such effect) subject to certain exceptions set forth in the Indenture. The Indenture also contains provisions permitting the Holders of Series 1999-1 Notes representing specified percentages of the Outstanding Series 1999-1 Notes, on behalf of the Holders of all the Series 1999-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more predecessor Series 1999-1 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Series 1999-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture and the Related Documents without the consent of Holders of the Series 1999-1 Notes issued thereunder.

                  The term "Company" as used in this Note includes any successor to the Company under the Indenture.

                  The Series 1999-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

                  This Note and the Indenture shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed, subject to any duty of the Company to deduct or withhold any amounts as required by law, including any applicable U.S. withholding taxes.

                            INCREASES AND DECREASES


=============== ============ ============= ============ ============= ============ ============= ============
                  Unpaid                                                Series       Interest
                 Principal                                              1991-1      Period (if    Notation
     Date         Amount       Increase     Decrease       Total       Note Rate   applicable)     Made By
=============== ============ ============= ============ ============= ============ ============= ============
- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------

- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------

- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------

- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------

- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------

- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------

- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------

- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------

- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------

- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------

- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------

- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------

- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------

- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------

- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------

- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------

- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------

- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------

- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
- --------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------

=============== ============ ============= ============ ============= ============ ============= ============


                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

_________________________

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________________________________ (name and address of assignee) the within Series 1999-1 Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________________, attorney, to transfer said Series 1999-1 Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________                                                        (1)
                                                    ---------------------------

                                                    Signature Guaranteed:





- ---------
(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Series 1999-1
     Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                      EXHIBIT B
                                                    TO SERIES 1999-1 SUPPLEMENT

                       FORM OF SERIES 1999-1 DEMAND NOTE

                                  DEMAND NOTE

                                                             New York, New York

$150,000,000.00                                                   June 30, 2000


                  FOR VALUE RECEIVED, the undersigned, ANC RENTAL CORPORATION, a Delaware corporation ("ANC"), promises to pay to NATIONAL CAR RENTAL SYSTEM, INC., a Delaware corporation or its permitted assigns ("Holder") on any date of demand (each, a"Demand Date") the principal sum of $150,000,000.00, together with interest thereon at a ra annum (the "Interest Rate") equal to LIBOR plus 0.75%, computed on the basis of a 360-day year for the actual number of days elapsed (including the first day but excluding the last day). For purposes herein, "LIBOR" means, for any Business Day, the rate for deposits in U.S. Dollars for a period of one month which appears on page 3750 of the Dow Jones Telerate Service (or on any successor page for such service, providing rate quotations comparable to those currently provided on such page) at approximately 1:00 a.m. (London Time) on such Business Day.

         1. DEFINITIONS. Capitalized terms used but not defined in this Demand Note shall have the respective meanings assigned to them in the Amended and Restated Series 1999-1 Supplement, dated as of June 30, 2000 (as the same may be further amended, supplemented, restated or modified from time to time, the "Series 1999-1 Supplement"), between National Car Rental Financing Limited Partnership, a Delaware limited partnership (the "Issuer") and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"), to the Base Indenture, dated as of April 30, 1996 (as amended by the Supplement and Amendment to Base Indenture, dated as of December 20, 1996, between the Issuer and the Trustee, and as further amended, restated, supplemented or modified from time to time, exclusive of supplements creating a new series of notes, the "Base Indenture"), between the Issuer and the Trustee.

         2. PRINCINAL. The outstanding principal balance (or any portion thereof) of this Demand Note shall be due and payable on each Demand Date to the extent demand is made therefor by Holder.

         3. INTEREST. Interest shall be paid quarterly on the 20th day of January, April, July, and October commencing April 20, 2000. In addition, interest shall be paid on each Demand Date to the extent demand is made therefor.

         4. CALCULATION OF PRINCIPAL AND INTEREST. The interest shall be computed on a daily basis by applying the Interest Rate effective on that day as a daily rate to the outstanding principal balance as of that day. The outstanding principal balance as of any day shall be the outstanding principal balance as of the beginning of such day, and less any payments of principal credited to ANC's account on that day. The records of Holder with respect to amounts due and payments received hereunder shall be presumed to be correct evidence thereof.

         5. MATURITY DATE. On the Demand Date on which payment of the remaining principal balance of this Demand Note is to be made, or such earlier date as payment of the indebtedness evidenced hereby shall be due, whether by mandatory prepayment, acceleration or otherwise (the "Maturity Date"), the entire outstanding principal balance of this Demand Note, together with accrued interest and any other sums then outstanding under this Demand Note, shall be due and payable.

         6. PAYMENTS. All payments shall be made in lawful money of the United States of America and shall be applied first to fees and costs, including collection costs, if any, next to interest and then to principal.

         7. COLLECTION COSTS. ANC agrees to pay all costs of collection of this Demand Note, including, without limitation, reasonable attorney's fees, paralegal's fees and other legal costs (including court costs) incurred in connection with consultation, arbitration and litigation (including trial, appellate, administrative and bankruptcy proceedings) regardless of whether or not suit is brought, and all other costs and expenses incurred by Holder exercising its rights and remedies hereunder. Such costs of collection shall bear interest at the Default Rate until paid.

         8. DEFAULT. (a) If ANC shall fail to pay any principal, interest or other amounts within fifteen (15) days after written demand, or (b) upon the occurrence of an Event of Bankruptcy with respect to ANC (each, an "Event of Default"), the entire outstanding principal balance of this Demand Note, together with all accrued and unpaid interest shall (x) in the case of an Event of Default under clause (a) above, at the option of Holder and without further notice (any notice of such event being hereby waived by ANC), or (y) in the case of an Event of Default under clause (b) above, automatically without notice (any notice of any such event being waived by ANC), come immediately due and payable and may be collected forthwith, and Holder may exercise any and all rights and remedies provided herein, in law or in equity.

         9. DEFAULT INTEREST. After Maturity Date or the occurrence of an Event of Default, the outstanding principal balance of this Demand Note and, to the extent permitted by applicable law, accrued and unpaid interest, shall bear interest (the "Default Rate") at the Interest Rate plus two percent (2%) until paid in full, provided, however, in no event shall such rate exceed the highest rate permissible under applicable law.

         10. WAIVERS. ANC, waives all applicable exemption rights and also waives valuation and appraisement, demand, presentment, protest and demand, and notice of protest, demand and dishonor, and nonpayment of this Demand Note, and agrees that Holder shall have the right, without notice, to grant any extension or extensions of time for payment of any of said indebtedness or any other indulgences or forbearances whatsoever.

         11. NO WAIVER. No delay or omission on the part of Holder in exercising its rights under this Demand Note, or delay or omission on the part of Holder in exercising its rights hereunder, or course of conduct relating thereto, shall operate as a waiver of such rights or any other right of Holder, nor shall any waiver by Holder of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion. Acceptance by Holder of any payment after its due date shall not be deemed a waiver of the right to require prompt payment when due of all other sums, and acceptance of any payment after Holder has declared the indebtedness evidenced by this Demand Note due and payable shall not cure any Event of Default or operate as a waiver of any right of Holder.

         12. MODIFICATIONS. No amendment, modification or waiver of, or consent with respect to, any provision of this Demand Note shall in any event be effective unless (a) the same shall be in writing and signed and delivered by each of Holder and ANC, and (b) all consents required for such actions under the Series 1999-1 Supplement and the Related Documents shall have been received by the appropriate Persons.

         13. BINDING EFFECT. This Demand Note shall be binding upon ANC and its successors and assigns, and shall inure to the benefit of Holder and its successors and assigns.

         14. GOVERNING LAW. THIS DEMAND NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         15. NO NEGOTIATION. This Demand Note is not negotiable other than to
(a) the Issuer, (b) The Bank of New York (Delaware), as receivables trustee (the "Receivables Trustee") under that certain Irrevocable Trust Agreement dated February 26, 1999 (the "Receivables Trust Agreement") between the Receivables Trustee and Holder, and/or (c) the Trustee for the Secured Parties under the Series 1999-1 Supplement and any Shared Collateral Series Notes). The parties intend that this Demand Note will be transferred by the initial Holder to the Issuer as a contribution to the capital of the Issuer. Upon such transfer, the Issuer shall be deemed the Holder for all purposes hereof. The parties further intend that the Issuer will transfer its rights to receive payment under this Demand Note to the Receivables Trustee under the Receivables Trust Agreement in exchange for the beneficial interest in the trust created thereunder.

         16. Paragraph captions used in this Demand Note are provided solely for convenience of reference only and shall not affect the meaning or interpretation of any provision of this Demand Note.

         17. REPLACEMENT. This Demand Note is a replacement of that certain Demand Note dated May 28, 1999 in the original principal amount of $150,000,000 given by AutoNation, Inc. to Holder in connection with the Series 1999-1 Supplement to the Base Indenture.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the undersigned has executed this Demand Note or caused this Demand Note to be duly executed by its officer thereunto duly authorized as of the day and year first above written.

                             ANC RENTAL CORPORATION


                             By:
                                ----------------------------------------------
                             Name:     Kathleen W. Hyle
                             Title:    [Chief Financial Officer]


======================= ==================== ======================= ==================== =================
         Date                Principal        Amount of Principal        Outstanding         Notation Made
                              Amount                Payment           Principal Balance           By
- ----------------------- -------------------- ----------------------- -------------------- -----------------
- ----------------------- -------------------- ----------------------- -------------------- -----------------
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======================= ==================== ======================= ==================== =================


                      AFFIDAVIT OF OUT-OF-STATE EXECUTION


STATE OF NEW YORK
COUNTY OF NEW YORK

                  I hereby certify that on this 30th day of June, 2000, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, personally appeared Kathleen W. Hyle, the [Chief Financial Officer] of ANC Rental Corporation ("ANC"), who is personally known to me or who has produced Florida license as identification, who did/did not take an oath, who is known to me to be the person who executed the attached Demand Note in the principal amount of $150,000,000.00 dated June 30, 2000 on behalf of ANC, in New York, New York, and who acknowledged before me that [s]he executed the same.

                                -----------------------------------------------
                                Notary Public

                                -----------------------------------------------
                                Print Name

                                My Commission Expires:
                                                        -----------------------

                      AFFIDAVIT OF OUT-OF-STATE EXECUTION


STATE OF NEW YORK
COUNTY OF NEW YORK

         I, Leland F. Wilson, being first duly sworn upon my oath, depose and say:

         1. That I am an Authorized Signatory of National Car Rental System, Inc. ("Initial Holder").

         2. That on the 30th day of June, 2000, I witnessed the execution of that certain Demand Note in the principal amount of $150,000,000.00 dated June 30th, 2000 payable by ANC Rental Corporation ("ANC"), as maker, to Initial Holder, as payee.

         3. That the execution of the Demand Note took place in the City of New York and in the State of New York.

         4. That I accepted delivery of the Demand Note on behalf of Initial Holder in the City of New York and in the State of New York.


                                -----------------------------------------------
                                Name:  Leland F. Wilson
                                Title:  Authorized Signatory

STATE OF NEW YORK
COUNTY OF NEW YORK

                  THE FOREGOING instrument was acknowledged before me this 30th day of June, 2000, by Leland F. Wilson, who is personally known tome or who has produced Florida drivers license as identification and who did/did not take an oath.

                                -----------------------------------------------
                                Notary Public

                                -----------------------------------------------
                                Print Name

                                My Commission Expires:
                                                      -------------------------

                     ENDORSEMENT ALLONGE TO PROMISSORY NOTE
                 DATED JUNE 30, 2000 IN THE ORIGINAL PRINCIPAL
                       AMOUNT OF $150,000,000.00, MADE BY
                             ANC RENTAL CORPORATION
          TO NATIONAL CAR RENTAL SYSTEM, INC. OR ITS PERMITIED ASSIGNS

                  FOR VALUE RECEIVED, NATIONAL CAR RENTAL SYSTEM, INC. does hereby endorse such Note "Pay to the Order of National Car Rental Financing Limited Partnership, a Delaware limited partnership, without recourse." The foregoing endorsement shall have the same effect as though written on the Note itself.

Dated as of June 30, 2000

                                      NATIONAL CAR RENTAL SYSTEM, INC.


                                      By
                                        ---------------------------------------
                                      Name:  Leland F. Wilson
                                      Title:  Authorized Signatory

                      AFFIDAVIT OF OUT-OF-STATE EXECUTION


STATE OF NEW YORK
COUNTY OF NEW YORK

                  I hereby certify that on this 30th day of June, 2000, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, personally appeared Leland F. Wilson, the Authorized Signatory of National Car Rental System, Inc. ("Assignor"), who is personally known to me or who has produced Florida driver license as identification, who did/did not take an oath, who is known to me to be the person who executed the attached Endorsement Allonge to Promissory Note dated as of June 30, 2000, in New York, New York and who acknowledged before me that [s]he executed the same.


                                -----------------------------------------------
                                Notary Public

                                -----------------------------------------------
                                Print Name

                                My Commission Expires:
                                                      -------------------------

                       AFFIDAVIT OF OUT-OF-STATE DELIVERY


STATE OF NEW YORK
COUNTY OF NEW YORK

         I, Frank B. Bilotta, being first duly sworn upon my oath, depose and say:

         1. That I am a Vice President and Assistant Secretary for National Car Rental Financing Corporation, the sole general partner of National Car Rental Financing Limited Partnership ("Holder").

         2. That on the 30th day of June, 2000, I witnessed the execution of that certain Endorsement Allonge to Promissory Note dated as of June 30, 2000 (the "Endorsement") relating to that certain Demand Note dated as of June 30, 2000 (the "Demand Note") by ANC Rental Corporation, as maker, to National Car Rental System, Inc., as payee.

         3. That the execution of the Endorsement took place in the City of New York and in the State of New York.

         4. That I accepted delivery of the Demand Note and of the Endorsement Allonge on behalf of Holder in the City of New York and in the State of New York.

                                -----------------------------------------------
                                Name:  Frank B. Bilotta
                                Title:  Vice President and Assistant Secretary

STATE OF NEW YORK
COUNTY OF NEW YORK

                  THE FOREGOING instrument was acknowledged before me this 30th day of June, 2000, by Frank B. Bilotta who is personally known to me or who has produced U.S. Passport as identification and who did/did not take an oath.


                                -----------------------------------------------
                                Notary Public

                                -----------------------------------------------
                                Print Name

                                My Commission Expires:
                                                      -------------------------

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